GE Funds

Prospectus

January 29, 2008

(as supplemented March 14, 2008)

Equity Funds

GE U.S. Equity Fund

GE Core Value Equity Fund (formerly GE Value Equity Fund)

GE Small-Cap Equity Fund

GE Global Equity Fund

GE International Equity Fund

GE Premier Growth Equity Fund

Income Funds

GE Fixed Income Fund

GE Government Securities Fund

GE Short-Term Government Fund

GE Tax-Exempt Fund

Asset Allocation Funds

GE Strategic Investment Fund

Money Market Funds

GE Money Market Fund

Like all mutual funds, the GE Funds’ shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

GE Funds

Prospectus

Additional information regarding the GE Funds (each a “Fund” and collectively the “Funds”) is contained in the Statement of Additional Information (SAI) dated January 29, 2008, which is incorporated by reference into (legally forms a part of) this Prospectus.

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Equity Funds	GE Funds Prospectus

An investment in a GE Equity Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a GE Equity Fund is subject to risk, including possible loss of principal invested.

Who may want to invest in a GE Equity Fund?

GE Equity Funds may be appropriate for your investment portfolio if you:

■ have a long-term investment goal

■ are willing to accept higher short-term risk for potential long-term returns

■ want to diversify a portfolio composed mostly of other types of investments

GE Equity Funds may not be appropriate if you want:

■ to avoid potentially significant changes in the value of your investment

■ a short-term investment

■ regular income

Equity funds generally invest in equity securities. Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities, rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation. Equity funds have more potential for capital growth than other funds, but they have greater risk.

For a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

GE Funds

Prospectus

Equity Funds

GE U.S. Equity Fund

Investment Objective: Long term growth of capital

The Strategy

GE U.S. Equity Fund invests at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal circumstances. The portfolio managers use a Multi-Style® investment strategy that combines growth and value investment management styles. As a result, the portfolio has characteristics similar to the Standard & Poor’s 500 IndexSM (S&P 500® Index), including average market capitalization and dividend yield potential. Stock selection is key to the performance of the Fund.

Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as:

■ attractive valuations

■ financial strength

■ high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (growth investing risk and value investing risk). To the extent that the portfolio managers invest in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, bond market risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund’s total returns would have been lower. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 19.82% for the quarter ended December 31, 1998. The lowest return before taxes for a quarter was -16.18% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the S&P 500® Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and have no performance history to date.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception[2]
GE U.S. Equity Fund
Class A Shares[1]
Return Before Taxes	1.69%	9.88%	5.58%	10.03%
Return After Taxes on Distributions[3]	0.02%	8.90%	4.45%	8.62%
Return After Taxes on Distributions and Sale of Fund Shares[3]	3.24%	8.53%	4.53%	8.39%
Return Before Taxes
Class B	3.27%	10.37%	5.74%	9.96%
Class C	6.14%	10.42%	—	3.31%
Class Y	8.16%	11.49%	6.48%	10.56%
S&P 500® Index[4]	5.50%	12.84%	5.91%	10.46%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management Incorporated (GE Asset Management) may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A – 2/22/93; Class B – 12/22/93; Class C – 9/30/99; Class Y – 11/29/93.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the S&P 500® Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the S&P 500® Index are calculated from the month end nearest Class A shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

GE Core Value Equity Fund

Investment Objective: Long-term growth of capital and future income

The Strategy

GE Core Value Equity Fund (formerly GE Value Equity Fund) invests at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects. The portfolio manager employs a relative value approach to identify companies across all economic sectors which are undervalued relative to the market, their peers, their historical valuation or their growth rate. This approach results in a portfolio more broadly diversified across economic sectors and contrasts with other value investing approaches that focus on low absolute valuations and often result in a portfolio concentrated in fewer sectors. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic events. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:

■ low valuations in relation to their peers and the overall market

■ the potential for long-term earnings growth

■ above-average dividend yields

■ strong management

■ financial strength

■ attractive upside potential and limited downside risk

■ a catalyst such as changing industry fundamentals, introduction of a new product, a company restructuring, or a change in management.

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio manager may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (value investing risk). To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, bond market risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund’s total returns would have been lower. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 19.92% for the quarter ended December 31, 1998. The lowest return before taxes for a quarter was -16.60% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the S&P 500® Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and have no performance history to date.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception[2]
GE Core Value Equity Fund
Class A Shares[1]
Return Before Taxes	3.31%	11.13%	6.43%	10.03%
Return After Taxes on Distributions[3]	0.52%	9.81%	5.36%	8.20%
Return After Taxes on Distributions and Sale of Fund Shares[3]	5.77%	9.60%	5.37%	8.09%
Return Before Taxes
Class B	5.28%	11.60%	6.45%	10.08%
Class C	7.95%	11.63%	—	4.23%
Class Y	10.37%	12.92%	—	7.44%
S&P 500® Index[4]	5.50%	12.84%	5.91%	10.39%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns reflect the impact of Distribution and Service Fees imposed at the rate of 0.50% of average daily net assets for periods prior to September 17, 1999. Effective September 17, 1999, Distribution and Service Fees were reduced to 0.25% of average daily net assets.

2 Inception date: Class A and B – 9/8/93; Class C – 9/30/99; Class Y – 1/5/98.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the S&P 500® Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the S&P 500® Index are calculated from the month end nearest Class A shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

GE Small-Cap Equity Fund

Investment Objective:

Long-term growth of capital

The Strategy

GE Small-Cap Equity Fund invests at least 80% of its net assets in equity securities of small-cap companies under normal circumstances. The Fund is managed with a disciplined adherence to valuation. The portfolio managers believe this orientation will typically produce a portfolio that favors neither value nor growth style investing, and allows the Fund to benefit from both value and growth cycles in the marketplace. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic events. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000® Index (Russell 2000 Index)*. As of December 31, 2007 the market capitalization of companies in the Russell 2000 Index ranged from $27 million to $8.4 billion**. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of the capitalization range of the Russell 2000 Index. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

■ high quality management

■ attractive products or services

■ appropriate capital structure

■ strong competitive positions in their industries

■ management focused on generating shareholder value

The Fund also may invest to a lesser extent in securities with capitalizations outside the Fund’s small-cap range, debt securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (small-cap company risk). To the extent that the portfolio managers invest in foreign securities, debt securities or initial public offerings of equity securities, the Fund would be subject to foreign exposure risk, bond market risk, interest rate risk, credit risk and initial public offerings risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

* Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management’s presentation thereof.

** The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is reconstituted annually by the Russell Investment Group to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The capitalization range of the Russell 2000 Index, however, may change significantly intra-year due to changes in the market capitalization of securities held in the Russell 2000 Index.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund’s total returns would have been lower. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 22.64% for the quarter ended June 30, 1999. The lowest return before taxes for a quarter was - 15.27% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Russell 2000 Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and have no performance history to date.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	Since Inception[2]
GE Small-Cap Equity Fund
Class A Shares[1]
Return Before Taxes	-3.94%	11.10%	11.47%
Return After Taxes on Distributions[3]	-6.97%	9.05%	8.99%
Return After Taxes on Distributions and Sale of Fund Shares[3]	0.89%	9.17%	8.93%
Return Before Taxes
Class B	-2.00%	11.58%	11.64%
Class C	0.33%	11.56%	10.19%
Class Y	2.13%	12.70%	12.46%
Russell 2000 Index[4]	-1.59%	16.24%	9.78%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A, B and Y – 9/30/98; Class C – 9/30/99.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the Russell 2000 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the Russell 2000 Index are calculated from the month-end nearest Class A shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

GE Global

Equity Fund

Investment

Objective:

Long-term

growth of

capital

The Strategy

GE Global Equity Fund invests at least 80% of its net assets in equity securities under normal circumstances. The Fund invests in companies in developed and developing countries, including the United States. The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security prices do not fully reflect their potential for growth. Under normal circumstances, the Fund’s assets are invested primarily in countries included in the Morgan Stanley Capital InternationalSM (MSCI®) World Index (MSCIW Index) and in no fewer than three different countries. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of growth companies with characteristics such as:

■ low prices relative to their long-term cash earnings potential

■ potential for significant improvement in the company’s business

■ financial strength

■ sufficient liquidity

The Fund also may invest to a lesser extent in debt securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk, style risk (growth investing risk and mid-cap company risk), and emerging markets risk. To the extent that the portfolio managers invest in debt securities, the Fund would be subject to bond market risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund’s total returns would have been lower. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 21.91% for the quarter ended December 31, 1998. The lowest return before taxes for a quarter was -18.81% for the quarter ended September 30, 1998.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the MSCIW Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and have no performance history to date.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception[2]
GE Global Equity Fund
Class A Shares[1]
Return Before Taxes	12.72%	16.80%	7.48%	8.93%
Return After Taxes on Distributions[3]	10.79%	16.34%	6.59%	7.87%
Return After Taxes on Distributions and Sale of Fund Shares[3]	10.73%	14.80%	6.25%	7.50%
Return Before Taxes
Class B	14.73%	17.34%	7.63%	8.02%
Class C	17.72%	17.50%	—	5.71%
Class Y	19.91%	18.51%	8.38%	9.02%
MSCIW Index[4]	9.04%	16.96%	6.99%	9.63%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A – 2/22/93; Class B – 12/22/93; Class C – 9/30/99; Class Y – 11/29/93.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the MSCIW Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the MSCIW Index are calculated from the month end nearest Class A shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

GE International Equity Fund

Investment Objective: Long-term growth of capital

The Strategy

GE International Equity Fund invests at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in companies in developed and developing countries outside the United States. The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security prices do not fully reflect their potential for growth. Under normal circumstances, the Fund’s assets are invested in foreign securities of companies representing at least three different countries. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of growth companies with characteristics such as:

■ low valuation relative to their long-term cash earnings growth potential

■ potential for significant improvement in the company’s business

■ financial strength

■ sufficient liquidity

The Fund also may invest to a lesser extent in debt securities and may invest in securities of companies located in the United States. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk, style risk (mid-cap company risk and growth investing risk), and emerging markets risk. To the extent that the portfolio managers invest in debt securities, the Fund would be subject to bond market risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund’s total returns would have been lower. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 21.52% for the quarter ended December 31, 1999. The lowest return before taxes for a quarter was -22.81% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index (MSCI EAFE Index). The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and have no performance history to date.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception[2]
GE International Equity Fund
Class A Shares[1]
Return Before Taxes	15.76%	20.57%	6.93%	7.06%
Return After Taxes on Distributions[3]	14.01%	20.24%	5.85%	6.16%
Return After Taxes on Distributions and Sale of Fund Shares[3]	12.81%	18.39%	5.59%	5.85%
Return Before Taxes
Class B	17.99%	21.02%	7.05%	7.18%
Class C	21.03%	21.18%	—	5.80%
Class Y	23.19%	22.29%	7.84%	7.82%
MSCI EAFE Index[4]	11.18%	21.59%	8.64%	7.55%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A, B and Y – 3/2/94; Class C – 9/30/99.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the MSCI EAFE Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the MSCI EAFE Index are calculated from the month end nearest Class A shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

GE Premier Growth Equity Fund

Investment Objective:

Long-term growth of capital and future income rather than current income

The Strategy

GE Premier Growth Equity Fund invests at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies. The portfolio manager selects equity securities from a number of industries based on the merits of individual companies. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:

■ above-average annual growth rates

■ financial strength

■ leadership in their respective industries

■ high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio manager may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, diversification risk and style risk (growth investing risk and mid-cap company risk). To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, bond market risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund’s total returns would have been lower. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 23.47% for the quarter ended December 31, 1998. The lowest return before taxes for a quarter was - 17.00% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the S&P 500® Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and have no performance history to date.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception[2]
GE Premier Growth Equity Fund
Class A Shares[1]
Return Before Taxes	-1.04%	8.30%	6.30%	7.99%
Return After Taxes on Distributions[3]	-2.49%	7.45%	5.56%	7.23%
Return After Taxes on Distributions and Sale of Fund Shares[3]	1.24%	7.18%	5.40%	6.92%
Return Before Taxes
Class B	0.55%	8.78%	6.46%	8.14%
Class C	3.29%	8.78%	—	2.33%
Class Y	5.27%	9.86%	7.20%	8.85%
S&P 500® Index[4]	5.50%	12.84%	5.91%	8.15%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A, B and Y – 12/31/96; Class C – 9/30/99.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the S&P 500® Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the S&P 500® Index are calculated from the month-end nearest Class A shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

[This page intentionally left blank.]

Income Funds

An investment in a GE Income Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a GE Income Fund is subject to risk, including possible loss of principal invested.

Who may want to invest in a GE Income Fund?

GE Income Funds may be appropriate for your investment portfolio if you:

■ seek regular income

■ seek lower potential volatility than equity funds over the long term

■ want to diversify a portfolio composed mostly of equity investments

GE Tax-Exempt Fund may be appropriate for your investment portfolio if you:

■ are in a high tax bracket

■ want income that is exempt from federal income tax

GE Income Funds may not be appropriate if you want:

■ potential for high capital appreciation

■ an investment that seeks to maintain a stable share price

Income funds generally invest in debt securities. Holders of debt securities typically have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest. Income funds provide regular income and some provide federally tax-exempt income.

For a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

GE Funds

Prospectus

Income Funds

GE Fixed

Income Fund

Investment Objective:

Maximum income consistent with prudent investment management and the preservation of capital

The Strategy

GE Fixed Income Fund invests at least 80% of its net assets in debt securities under normal circumstances. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

U.S. Government securities are securities that are issued and guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

The portfolio managers seek to identify debt securities with characteristics such as:

■ attractive yields and prices

■ the potential for capital appreciation

■ reasonable credit quality

The Fund also may invest to a lesser extent in asset-backed securities, high yield securities (also known as “junk bonds”) and foreign debt securities. The portfolio managers may use various investment techniques, including investments in derivative instruments, such as interest rate, currency, index and credit default swaps, to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are bond market risk, interest rate risk, credit risk, prepayment risk and mortgage-backed securities risk. To the extent that the portfolio managers invest in asset-backed securities, foreign debt securities, high yield securities and companies that are located in developing countries outside the United States, the Fund would be subject to asset-backed securities risk, foreign exposure risk, high yield securities risk and emerging markets risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

The Fund’s investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and impact the Fund’s performance. Shareholders may also incur increased taxes on their investment in the Fund. For more information on the risks associated with high portfolio turnover, please refer to “More on Strategies, Risks and Disclosures of Portfolio Holdings — More on Risks” later in this Prospectus.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund’s total returns would have been lower. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 4.33% for the quarter ended September 30, 2001. The lowest return before taxes for a quarter was - 2.56% for the quarter ended June 30, 2004.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond Index). The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and have no performance history to date.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception[2]
GE Fixed Income Fund
Class A Shares[1]
Return Before Taxes	1.16%	2.82%	4.69%	5.20%
Return After Taxes on Distributions[3]	-0.60%	1.18%	2.73%	3.09%
Return After Taxes on Distributions and Sale of Fund Shares[3]	0.72%	1.46%	2.80%	3.13%
Return Before Taxes
Class B	1.86%	2.94%	4.67%	5.16%
Class C	3.86%	2.97%	—	4.72%
Class Y	5.92%	3.99%	5.41%	5.74%
LB Aggregate Bond Index[4]	6.97%	4.42%	5.97%	6.29%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A – 2/22/93; Class B – 12/22/93; Class C – 9/30/99; Class Y – 11/29/93.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the LB Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the LB Aggregate Bond Index are calculated from the month end nearest Class A shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Income Funds

GE Government Securities Fund

Investment Objective: High level of current income consistent with safety of principal

The Strategy

GE Government Securities Fund invests at least 80% of its net assets in U.S. Government securities under normal circumstances. The Fund’s investments may include mortgage-backed securities with remaining maturities of one year or more. The Fund normally has an average duration of approximately three to six years.

U.S. Government securities are securities that are issued and guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

The Fund invests in securities issued by the:

■ U.S. Treasury

■ Government National Mortgage Association (Ginnie Mae)

■ Federal National Mortgage Association (Fannie Mae)

■ Federal Home Loan Mortgage Corporation (Freddie Mac)

■ other U.S. Government agencies and instrumentalities

No more than 20% of the Fund’s assets may be invested in debt securities rated A or lower by Moody’s or S&P or comparably rated by another nationally recognized statistical rating organization, and no more than 10% of the Fund’s assets may be invested in debt securities rated Baa by Moody’s or BBB by S&P or comparably rated by another nationally recognized statistical rating organization.

The portfolio managers seek to identify debt securities with characteristics such as:

■ attractive yields and prices

■ the potential for capital appreciation

■ reasonable credit quality

The Fund also may invest to a lesser extent in a variety of debt securities including corporate debt securities, asset-backed securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are bond market risk, interest rate risk, credit risk, prepayment risk and mortgage-backed securities risk. To the extent that the portfolio managers invest in asset-backed securities and foreign securities, the Fund also would be subject to asset-backed securities risk and foreign exposure risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

The Fund’s investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and impact the Fund’s performance. Shareholders may also incur increased taxes on their investment in the Fund. For more information on the risks associated with high portfolio turnover, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings — More on Risks” later in this Prospectus.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund’s total returns would have been lower. During the periods presented in the bar chart, Class B’s highest return before taxes for a quarter was 5.69% for the quarter ended September 30, 2002. The lowest return before taxes for a quarter was - 3.22% for the quarter ended June 30, 2004.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Lehman Brothers Government Bond Index (LB Government Bond Index). The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class B Shares

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception[1]
GE Government Securities Fund
Class B Shares
Return Before Taxes	3.94%	2.47%	4.52%	—
Return After Taxes on Distribution[2]	2.72%	1.51%	2.91%	—
Return After Taxes on Distribution and Sale of Fund Shares[2]	2.53%	1.54%	2.86%	—
Return Before Taxes
Class A3	3.29%	2.36%	4.66%	4.33%
Class C	6.16%	2.51%	—	4.72%
LB Government Bond Index[4]	8.66%	4.10%	5.92%	7.33%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Inception date: Class A – 9/8/93; Class B – 4/22/87 (inception date of predecessor fund which merged into GE Government Securities Fund on 9/25/97); Class C – 9/30/99.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares only and after-tax returns for other share classes will vary.

3 Returns reflect the impact of Distribution and Service Fees imposed at the rate of 0.50% of average daily net assets for periods prior to September 17, 1999. Effective September 17, 1999, Distribution and Service Fees were reduced to 0.25% of average daily net assets.

4 The returns of the LB Government Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the LB Government Bond Index are calculated from the month end nearest Class B shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Income Funds

GE Short-Term Government Fund

Investment Objective: High level of income consistent with prudent investment management and the preservation of capital

The Strategy

GE Short-Term Government Fund invests at least 80% of its net assets in U.S. Government securities under normal circumstances. The Fund’s investments may include mortgage-backed securities and repurchase agreements secured by U.S. Government securities. The Fund normally has a weighted average maturity of not more than three years.

U.S. Government securities are securities that are issued and guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

The Fund invests in securities issued or secured by the:

■ U.S. Treasury

■ Government National Mortgage Association (Ginnie Mae)

■ Federal National Mortgage Association (Fannie Mae)

■ Federal Home Loan Mortgage Corporation (Freddie Mac)

■ other U.S. Government agencies and instrumentalities

The portfolio manager seeks to identify debt securities with characteristics such as:

■ attractive yields and prices

■ the potential for capital appreciation

■ reasonable credit quality

The Fund also may invest to a lesser extent in a variety of debt securities, including corporate bonds, privately issued mortgage-backed securities, asset-backed securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are bond market risk, interest rate risk, credit risk, prepayment risk and mortgage-backed securities risk. To the extent that the Fund invests in foreign securities and asset backed securities, the Fund would be subject to foreign exposure risk and asset-backed securities risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

The Fund’s investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and impact the Fund’s performance. Shareholders may also incur increased taxes on their investment in the Fund. For more information on the risks associated with high portfolio turnover, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings — More on Risks” later in this Prospectus.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund’s total returns would have been lower. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 3.60% for the quarter ended September 30, 2001. The lowest return before taxes for a quarter was - 1.13% for the quarter ended June 30, 2004.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Lehman Brothers 1-3 Year Government Bond Index (LB 1-3 Year Government Bond Index). The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and have no performance history to date.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception[2]
GE Short-Term Government Fund
Class A Shares[1]
Return Before Taxes	2.50%	2.04%	4.06%	4.47%
Return After Taxes on Distributions[3]	0.97%	0.64%	2.28%	2.52%
Return After Taxes on Distributions and Sale of Fund Shares[3]	1.60%	0.92%	2.37%	2.60%
Return Before Taxes
Class B	1.62%	1.95%	3.96%	4.38%
Class C	3.46%	1.80%	—	3.45%
Class Y	5.51%	2.82%	4.57%	4.90%
LB 1-3 Year Government Bond Index[4]	7.10%	3.19%	4.84%	5.15%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A, B and Y – 3/2/94; Class C – 9/30/99.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the LB 1-3 Year Government Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the LB 1-3 Year Government Bond Index are calculated from the month end nearest Class A shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Income Funds

GE Tax-Exempt Fund

Investment Objective: As high a level of income exempt from federal income taxation as is consistent with preservation of capital

The Strategy

GE Tax-Exempt Fund invests primarily in investment-grade municipal obligations. Under normal circumstances, the portfolio manager manages the Fund so that at least 80% of the Fund’s income is exempt from both regular federal income taxes and the federal alternative minimum tax.

The Fund generally will have an effective duration of 75% to 125% of the duration of the Lehman Brothers 10-Year Municipal Index (LB 10-Year Muni Index). As of December 31, 2007, the effective duration of the LB 10-Year Muni Index was 6.26 years.

The portfolio manager seeks to identify municipal obligations with characteristics such as:

■ attractive yields and prices

■ the potential for income generation

■ the potential for capital appreciation

■ reasonable credit quality

The Fund also may invest to a lesser extent in tax-free or taxable money market instruments and may hold cash and cash equivalents. The portfolio manager may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s policy that at least 80% of its income be exempt from both regular federal income taxes and the federal alternative minimum tax may be changed only by shareholder vote.

The Risks

The principal risks of investing in the Fund are municipal obligations risk, bond market risk, interest rate risk and credit risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

The Fund’s income may be subject to state and local taxes. Capital gains, if any, will be subject to tax.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund’s total returns would have been lower. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 4.67% for the quarter ended September 30, 2002. The lowest return before taxes for a quarter was - 2.56% for the quarter ended June 30, 2004.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the LB 10-Year Muni Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years		10 Years	Since Inception[2]
GE Tax-Exempt Fund
Class A Shares[1]
Return Before Taxes	-1.66%	1.78%		3.51%	4.10%
Return After Taxes on Distributions[3]	-1.71%	1.74%		3.48%	4.05%
Return After Taxes on Distributions and Sale of Fund Shares[3]	0.20%	2.02%		3.56%	4.08%
Return Before Taxes
Class B	-1.06%	1.92%		3.38%	4.17%
Class C	0.92%	1.91%		—	3.68%
Class Y	2.95%	3.74%	[5]	4.72%	4.77%	[5]
LB 10-Year Muni Index[4]	4.29%	4.31%		5.22%	5.57%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns reflect the impact of Distribution and Service Fees imposed at the rate of 0.50% of average net assets for periods prior to September 17, 1999. Effective September 17, 1999, Distribution and Service Fees were reduced to 0.25% of average daily net assets.

2 Inception date: Class A and B – 9/8/93; Class C – 9/30/99; Class Y – 9/26/97.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the LB 10-Year Muni Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the LB 10-Year Muni Index are calculated from the month end nearest Class A shares’ inception date.

5 The Fund recorded an accounting adjustment for 2003 which enhanced performance due to the small size of this share class. Absent this adjustment, the performance for the Class Y shares would have been lower.

Tax Exempt Investing. Tax-exempt investing usually benefits investors in higher tax brackets.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

[This page intentionally left blank.]

Asset Allocation Funds

An investment in a GE Asset Allocation Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a GE Asset Allocation Fund is subject to risk, including possible loss of principal invested.

Who may want to invest in the GE Strategic Investment Fund?

The GE Strategic Investment Fund may be appropriate for your investment portfolio if you:

■ seek both capital appreciation and current income

■ want a single diversified investment

The GE Strategic Investment Fund is designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers. They provide an investor with a means to diversify by investing in a core portfolio that typically holds both equity securities and debt securities. Although an investor may achieve the same level of diversification by buying individual GE Equity or Income Funds, the GE Strategic Investment Fund presents a diversification alternative within one fund. An investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective.

For a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

GE Funds

Prospectus

Asset Allocation

Funds

GE Strategic Investment Fund

Investment Objective:

Maximum total return

The Strategy

GE Strategic Investment Fund invests primarily in a combination of equity securities and investment-grade debt securities. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across asset classes. The Fund adjusts its weightings among U.S. equity securities, debt securities, foreign securities and cash based on the relative attractiveness of the asset classes.

The Fund invests in equity securities principally for their capital appreciation potential and debt securities principally for their income potential. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.

The portfolio managers seek to identify equity securities of companies with characteristics such as:

■ strong earnings growth

■ favorable valuation

■ attractive prices

■ a presence in successful industries

■ high quality management

The portfolio managers seek to identify debt securities with characteristics such as:

■ attractive yields and prices

■ the potential for capital appreciation

■ reasonable credit quality

The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

Under normal circumstances, the Fund may have a net cash level of up to 10% of its total assets.

The Fund may also invest to a lesser extent in high yield securities (also known as “junk bonds”). The portfolio managers may use various investment techniques, including investments in derivative instruments, such as interest rate, currency, index and credit default swaps, to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Risks

The principal risks of investing in the Fund are stock market risk, style risk (mid-cap company risk, growth investing risk and value investing risk), foreign exposure risk, bond market risk, interest rate risk, credit risk, municipal obligations risk and prepayment risk. To the extent the portfolio managers invest in high yield securities and equity securities of companies that are located in developing countries outside the United States, the Fund would be subject to high yield securities risk and emerging markets risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

The Fund’s net cash position typically has less total return potential over time than the Fund’s other asset classes but at times may be relatively more attractive.

The Fund’s asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and impact the Fund’s performance. Shareholders may also incur increased taxes on their investment in the Fund. For more information on the risks associated with high portfolio turnover, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings — More on Risks” later in this Prospectus.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund’s total returns would have been lower. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 12.15% for the quarter ended June 30, 2003. The lowest return before taxes for a quarter was -9.30% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the return of the S&P 500® Index and the return of the LB Aggregate Bond Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and have no performance history to date.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception[2]
GE Strategic Investment Fund
Class A Shares[1]
Return Before Taxes	5.15%	10.06%	6.88%	8.93%
Return After Taxes on Distributions[3]	3.31%	8.81%	5.31%	7.43%
Return After Taxes on Distributions and Sale of Fund Shares[3]	5.25%	8.48%	5.32%	7.21%
Return Before Taxes
Class B	6.73%	10.56%	7.03%	8.95%
Class C	9.77%	10.58%	—	5.97%
Class Y	11.86%	11.81%	7.85%	9.65%
S&P 500® Index[4]	5.50%	12.84%	5.91%	10.46%
LB Aggregate Bond Index[4]	6.97%	4.42%	5.97%	6.29%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A – 2/22/93; Class B – 12/22/93; Class C – 9/30/99; Class Y – 11/29/93.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the S&P 500® Index and LB Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the S&P 500® Index and LB Aggregate Bond Index are calculated from the month end nearest Class A shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

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Money Market Funds

Who may want to invest in the GE Money Market Fund?

The GE Money Market Fund may be appropriate for your portfolio if you:

■ want an investment seeking modest but regular income, compared with other investments

■ are investing for a short period of time

■ want an investment that seeks to maintain a stable share price

The GE Money Market Fund may not be appropriate if you:

■ want a potentially higher rate of income

■ want a long-term investment

■ seek capital appreciation

The GE Money Market Fund invests in short-term, high quality money market instruments. The GE Money Market Fund seeks to provide stability of principal and regular income. The income provided by the GE Money Market Fund varies with interest rate movements.

For a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

GE Funds

Prospectus

Money Market

Funds

GE Money Market Fund

Investment Objective: High level of current income consistent with the preservation of capital and maintenance of liquidity

The Strategy

GE Money Market Fund invests primarily in short-term, U.S. dollar denominated money market instruments. The Fund’s investments may include U.S. Government securities, repurchase agreements, commercial paper, certificates of deposit, variable rate securities, asset-backed securities, foreign debt securities, Eurodollar deposits and domestic and foreign bank deposits.

U.S. Government securities are securities that are issued and guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

The Fund invests consistent with regulatory standards governing security quality, maturity and portfolio diversification. For example, the portfolio manager limits investments to high quality securities with remaining maturities of up to 13 months and limits the weighted average maturity of the Fund’s portfolio to 90 days or less. The Fund may invest more than 25% of its total assets in the domestic banking industry.

All of the Fund’s assets must be rated in the two highest short-term rating categories (or their unrated equivalents), and at least 95% of its assets must be rated in the highest rating category (or its unrated equivalent), by a nationally recognized statistical rating organization. Additional information about the money market instruments in which the Fund may invest, including rating categories, is contained in the SAI.

The Risks

The principal risks of investing in the Fund are bond market risk, interest rate risk, credit risk, asset-backed securities risk and foreign exposure risk. Changes in banking regulations or the economy can have a significant impact on the banking industry and, therefore, the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s yield will change due to movements in current short-term interest rates and market conditions. A change in interest rates or default on the Fund’s investments could cause the Fund’s share price to decline below $1.00.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter was 1.56% for the quarter ended December 31, 2000. The Fund’s lowest return for a quarter was 0.17% for the quarter ended March 31, 2004. The Fund’s seven day yield was 4.27% and the effective seven day yield was 4.36% as of December 31, 2007. “Effective yield” reflects the compounding effect of earnings on reinvested dividends.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the 90 Day Treasury Bill Rate (90 Day T-Bill). The table reflects the impact of the Fund’s expenses. It assumes that you sold your shares at the end of each period.

The table does not provide performance information for the Institutional Class shares because the Institutional Class shares are new (inception date January 29, 2008) and have no performance history to date.

Calendar Year Total Returns

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	10-Years	Since Inception[1]
GE Money Market Fund
Retail Class	4.94%	2.89%	3.56%	3.88%
90 Day T-Bill[2]	4.44%	2.97%	3.56%	3.94%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. As with all mutual funds, past performance is not an indication of future performance.

1 Inception date: Retail Class – 2/23/93; Institutional Class – 1/29/08.

2 The returns of the 90 Day T-Bill do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the 90 Day T-Bill are calculated from the month end nearest the Fund’s inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds Prospectus	Fund Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Shareholder Fees (paid directly from your investment, not reflected in share price)[1]	GE U.S. Equity Fund	GE Core Value Equity Fund	GE Small-Cap Equity Fund	GE Global Equity Fund

Maximum Sales Charge (load) Imposed on Purchases of Shares (as a percentage of offering price):
Class A	5.75%	5.75%	5.75%	5.75%
Classes B, C, R and Y	None	None	None	None
Retail Class and Institutional Class	N/A	N/A	N/A	N/A

Maximum Sales Charge (load) Imposed on Reinvested Dividends (as a percentage of offering price):
All Classes	None	None	None	None

Maximum Contingent Deferred Sales Charge (as a percentage of redemption proceeds):
Class A2	None	None	None	None
Class B	4.0%	4.0%	4.0%	4.0%
Class C3	1.0%	1.0%	1.0%	1.0%
Class R	None	None	None	None
Class Y	None	None	None	None
Retail Class and Institutional Class	N/A	N/A	N/A	N/A

Redemption Fee:
All Classes[4]	None	None	None	2.0%

Exchange Fee:
All Classes[4]	None	None	None	2.0%

1 Certain broker-dealers and financial institutions also may charge their clients fees not reflected in the table above in connection with investments in the Funds.

2 A CDSC of 1% applies on redemptions of Class A shares made within one year following purchases of $1 million or more and made without an initial sales charge. However, a CDSC does not apply to investors purchasing $1 million or more of any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares pursuant to another sales charge waiver. See “How to Invest — Choosing a Share Class” later in this Prospectus.

3 Class C shares are subject to a 1% CDSC for redemption of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.

GE International Equity Fund	GE Premier Growth Equity Fund	GE Fixed Income Fund	GE Government Securities Fund5	GE Short-Term Government Fund	GE Tax-Exempt Fund6	GE Strategic Investment Fund	GE Money Market Fund7

5.75%	5.75%	4.25%	4.25%	2.50%	4.25%	5.75%	N/A
None	None	None	None	None	None	None	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	None

None	None	None	None	None	None	None	None

None	None	None	None	None	None	None	N/A
4.0%	4.0%	3.0%	3.0%	3.0%	3.0%	4.0%	N/A
1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	N/A
None	None	None	N/A	None	N/A	None	N/A
None	None	None	N/A	None	None	None	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	None

2.0%	None	None	None	None	None	None	None

2.0%	None	None	None	None	None	None	None

4 A 2% redemption fee is charged on shares of GE International Equity Fund and GE Global Equity Fund that are redeemed (either by selling the shares or exchanging into another Fund) within 90 days of purchase, subject to certain exceptions. For additional information on this redemption fee and the exceptions that apply, please see “How to Invest — Redemption Fees” later in this Prospectus.

5 GE Government Securities Fund does not offer Class R or Class Y shares.

6 GE Tax-Exempt Fund does not offer Class R shares.

7 GE Money Market Fund currently offers Retail Class and Institutional Class shares only. No sales charges, redemption fees or exchange fees are assessed by this Fund.

GE Funds Prospectus Fund Expenses

Annual fund operating expenses are deducted from a Fund’s assets and are reflected in the Fund’s share price and dividends.

Annual Fund Operating Expenses (as a percentage of average net assets)	GE U.S. Equity Fund	GE Core Value Equity Fund	GE Small-Cap Equity Fund	GE Global Equity Fund	GE International Equity Fund

Management Fees:[1]
All Classes	0.40%	0.55%	0.70%	0.75%	0.80%

Distribution and Service (12b-1) Fees:[2]
Class A	0.25%	0.25%	0.25%	0.25%	0.25%
Class B	1.00%	1.00%	1.00%	1.00%	1.00%
Class C	1.00%	1.00%	1.00%	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%
Class Y	None	None	None	None	None

Other Expenses:[3],4
Class A	0.13%	0.47%	0.37%	0.44%	0.49%
Class B	0.13%	0.47%	0.37%	0.43%	0.49%
Class C	0.13%	0.47%	0.37%	0.43%	0.49%
Class R5	0.13%	0.47%	0.37%	0.43%	0.49%
Class Y	0.13%	0.47%	0.37%	0.43%	0.49%

Acquired Fund Fees and Expenses:[6]
All Classes	0.02%	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses:
Class A	0.80%	1.28%	1.33%	1.45%	1.55%
Class B	1.55%	2.03%	2.08%	2.19%	2.30%
Class C	1.55%	2.03%	2.08%	2.19%	2.30%
Class R	1.05%	1.53%	1.58%	1.69%	1.80%
Class Y	0.55%	1.03%	1.08%	1.19%	1.30%

Expense Reimbursed by (Reimbursed to) the Advisor:
Class A	0.01%	0.10%	—	—	0.20%
Class B	0.01%	0.10%	—	—	0.20%
Class C	0.01%	0.10%	—	—	0.20%
Class R	0.01%	0.10%	—	—	0.20%
Class Y	0.01%	0.10%	—	—	0.20%

Net Annual Fund Operating Expenses:[7]
Class A	0.79%	1.18%	1.33%	1.45%	1.35%
Class B	1.54%	1.93%	2.08%	2.19%	2.10%
Class C	1.54%	1.93%	2.08%	2.19%	2.10%
Class R	1.04%	1.43%	1.58%	1.69%	1.60%
Class Y	0.54%	0.93%	1.08%	1.19%	1.10%

1 The nature of the services provided to, and the advisory and administration fees paid by, each Fund are described under “About the Investment Adviser.” With respect to GE International Equity Fund, GE Premier Growth Equity Fund and GE Short-Term Government Fund, “Management Fees” also include administration fees (amounting to 0.05%) that are imposed pursuant to a separate contract.

2 Because these Funds pay distribution and service fees, long-term shareholders of Class A, Class B, Class C and Class R shares may pay more than the economic equivalent of the maximum front-end sales charge currently permitted by the Financial Industry Regulatory Authority (FINRA).

3 The expense information shown in the table has been restated for each Fund (other than GE Government Securities Fund) to reflect additional expenses that each share class (except Class R shares) is expected to incur in the current fiscal year. For the GE Government Securities Fund, the figures above show actual expenses of all classes for the most recent fiscal year.

4 “Other Expenses” include all operating expenses of the Fund except Management Fees and Distribution and Service (12b-1) Fees. Expenses, other than those incurred by a specific Fund, are allocated pro rata among the Funds and share classes based on net assets. Such expenses may include legal fees, printing costs and costs associated with the independent trustees. Fund specific expenses, such as custodial fees, registration fees, auditing fees and transfer agency fees, are allocated to the Fund that incurs such expense and pro rata based on assets across share classes. Fund specific expenses may also include networking fees and the costs of sub-transfer agent services provided by Authorized Firms. Other expense allocation methodologies may result in different expense ratios.

GE Premier Growth Equity Fund	GE Fixed Income Fund	GE Government Securities Fund	GE Short-Term Government Fund	GE Tax-Exempt Fund	GE Strategic Investment Fund

0.60%	0.35%	0.40%	0.30%	0.35%	0.35%

0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
1.00%	1.00%	1.00%	0.85%	1.00%	1.00%
1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
0.50%	0.50%	N/A	0.50%	N/A	0.50%
None	None	N/A	None	None	None

0.20%	0.26%	0.25%	0.30%	0.57%	0.31%
0.20%	0.26%	0.25%	0.30%	0.57%	0.31%
0.20%	0.26%	0.24%	0.30%	0.57%	0.31%
0.19%	0.26%	N/A	0.30%	N/A	0.31%
0.19%	0.26%	N/A	0.30%	0.57%	0.31%

—	0.06%	0.06%	0.07%	0.01%	0.02%

1.05%	0.92%	0.96%	0.92%	1.18%	0.93%
1.80%	1.67%	1.71%	1.52%	1.93%	1.68%
1.80%	1.67%	1.70%	1.67%	1.93%	1.68%
1.29%	1.17%	N/A	1.17%	N/A	1.18%
0.79%	0.67%	N/A	0.67%	0.93%	0.68%

—	0.04%	0.04%	0.05%	0.31%	0.01%
—	0.04%	0.04%	0.05%	0.31%	0.01%
—	0.04%	0.04%	0.05%	0.31%	0.01%
—	0.04%	N/A	0.05%	N/A	0.01%
—	0.04%	N/A	0.05%	0.31%	0.01%

1.05%	0.88%	0.92%	0.87%	0.87%	0.92%
1.80%	1.63%	1.67%	1.47%	1.62%	1.67%
1.80%	1.63%	1.66%	1.62%	1.62%	1.67%
1.29%	1.13%	N/A	1.12%	N/A	1.17%
0.79%	0.63%	N/A	0.62%	0.62%	0.67%

5 Because Class R is a new share class, the expense information in the table for Class R shares is estimated and reflects the Class R shares’ anticipated expenses for the current fiscal year.

6 “Acquired Fund Fees and Expenses” includes all fees and expenses associated with investments in investment companies, including ETFs and the GE Money Market Fund, which serves as the cash sweep vehicle for each Fund effective on or about March 17, 2008. The amounts shown in the table above have been restated from the fiscal year ended September 30, 2007 to reflect estimated fees anticipated to be incurred in connection with each Fund’s investment in the GE Money Market Fund and are based on each Fund’s average monthly cash positions during the most recent fiscal year. Amounts less than 0.01% are shown as dashes (—) in the above table but are included in “Other Expenses.”

7 GE Asset Management has entered into a contractual arrangement with each of the Funds to limit “Other Expenses” of each class of those Funds on an annualized basis at or below a specified amount through January 29, 2009, and are given as follows: GE U.S. Equity Fund — 0.50%, GE Core Value Equity Fund — 0.37%, GE Small-Cap Equity Fund — 0.75%, GE Global Equity Fund — 0.75%, GE International Equity Fund — 0.29%, GE Premier Growth Equity Fund — 0.50%, GE Fixed Income Fund — 0.30%, GE Government Securities Fund — 0.30%, GE Short-Term Government Fund — 0.30%, GE Tax-Exempt Fund — 0.27%, GE Strategic Investment Fund — 0.40%. Expenses borne by GE Asset Management pursuant to the agreement may be reimbursed by the Funds up to three years from the date the expense was incurred. A reimbursement payment will not be made if it would cause a Fund to exceed its expense limit. This agreement can only be changed with the approval of the GE Funds’ Board of Trustees and GE Asset Management. In addition, GE Asset Management will waive a portion of its management fee for each affiliated non-money market Fund in an amount equal to the management fees paid to the GE Money Market Fund on its cash holdings invested in the GE Money Market Fund, if any. Amounts less than 0.01% are shown as dashes (—) in the table above.

GE Funds Prospectus Fund Expenses

Annual fund operating expenses are deducted from a Fund’s assets and are reflected in the Fund’s share price and dividends.

The figures below show actual expenses for the Retail Class shares during the fiscal period ended September 30, 2007.

Annual Fund Operating Expenses (as a percentage of average net assets)	GE Money Market Fund

Management Fees:[1]
Retail Class	0.25%
Institutional Class	0.25%

Distribution and Service (12b-1) Fees:
Retail Class	None
Institutional Class	None

Other Expenses:[2]
Retail Class	0.15%
Institutional Class[3]	0.15%

Total Annual Fund Operating Expenses:
Retail Class	0.40%
Institutional Class	0.40%

Expenses Waived or Reimbursed by the Adviser:[4]
Retail Class	None
Institutional Class	None

Net Annual Fund Operating Expenses:
Retail Class	0.40%
Institutional Class	0.40%

1 The nature of the services provided to, and the advisory and administration fees paid by the Fund are described under “About the Investment Adviser.”

2 “Other Expenses” include all operating expenses of the Fund except Management Fees. Expenses, other than those incurred by the Fund, are allocated pro rata among the Funds and share classes based on net assets. Such expenses may include legal fees, printing costs and costs associated with the independent trustees. Fund specific expenses, such as custodial fees, registration fees and auditing fees, are allocated to the GE Money Market Fund and pro rata based on assets across share classes. Certain class specific expenses such as the transfer agency fees, are allocated to the specific share class that incurs such expense. Fund specific expenses may also include costs of sub-transfer agent or similar services provided by Authorized Firms and networking fees for Authorized Firms’ clients’ accounts. Other expense allocation methodologies may result in different expense ratios.

3 Because the Institutional Class is a new share class, the expense information in the table for the Institutional Class shares is estimated and reflects the Institutional Class shares’ anticipated expenses for the current fiscal year.

4 GE Asset Management has entered into a contractual arrangement with the GE Money Market Fund to limit “Other Expenses” of each class of the GE Money Market Fund on an annualized basis at or below 0.25% through January 29, 2009. Expenses borne by GE Asset Management pursuant to the agreement may be reimbursed by the GE Money Market Fund up to three years from the date the expense was incurred. A reimbursement payment will not be made if it would cause the GE Money Market Fund to exceed its expense limit. This agreement can only be changed with the approval of the GE Funds’ Board of Trustees and GE Asset Management. Amounts less than 0.01% are shown as dashes (—) in the table above.

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GE Funds Prospectus	Fund Expenses

The Impact of Fund Expenses

The following examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that each Fund’s operating expenses remain the same.

Examples†

	You would pay the following expenses on a $10,000 investment, assuming redemption:				You would pay the following expenses on a $10,000 investment, assuming no redemption:
	1 Year	3 Years	5 Years	10 Years*	1 Year	3 Years	5 Years	10 Years*
GE U.S. Equity Fund:
Class A	$651	$814	$991	$1,503	$651	$814	$991	$1,503
Class B	$557	$688	$843	$1,454	$157	$488	$843	$1,454
Class C	$257	$488	$842	$1,841	$157	$488	$842	$1,841
Class R	$106	$333	$577	$1,278	$106	$333	$577	$1,278
Class Y	$55	$175	$305	$684	$55	$175	$305	$684
GE Core Value Equity Fund:
Class A	$688	$948	$1,228	$2,023	$688	$948	$1,228	$2,023
Class B	$596	$827	$1,085	$1,982	$196	$627	$1,085	$1,982
Class C	$296	$627	$1,085	$2,352	$196	$627	$1,085	$2,352
Class R	$146	$474	$826	$1,819	$146	$474	$826	$1,819
Class Y	$95	$319	$561	$1,254	$95	$319	$561	$1,254
GE Small-Cap Equity Fund:
Class A	$703	$973	$1,263	$2,087	$703	$973	$1,263	$2,087
Class B	$611	$852	$1,119	$2,045	$211	$652	$1,119	$2,045
Class C	$311	$652	$1,119	$2,412	$211	$652	$1,119	$2,412
Class R	$161	$499	$861	$1,880	$161	$499	$861	$1,880
Class Y	$110	$344	$596	$1,319	$110	$344	$596	$1,319
GE Global Equity Fund:
Class A	$714	$1,008	$1,323	$2,214	$714	$1,008	$1,323	$2,214
Class B	$623	$888	$1,180	$2,173	$223	$688	$1,180	$2,173
Class C	$323	$688	$1,179	$2,533	$223	$688	$1,179	$2,533
Class R	$173	$536	$924	$2,011	$173	$536	$924	$2,011
Class Y	$122	$381	$661	$1,457	$122	$381	$661	$1,457
GE International Equity Fund:
Class A	$705	$1,018	$1,354	$2,300	$705	$1,018	$1,354	$2,300
Class B	$613	$901	$1,215	$2,263	$213	$701	$1,215	$2,263
Class C	$313	$700	$1,214	$2,624	$213	$700	$1,214	$2,624
Class R	$163	$548	$957	$2,102	$163	$548	$957	$2,102
Class Y	$112	$393	$695	$1,553	$112	$393	$695	$1,553
GE Premier Growth Equity Fund:
Class A	$675	$888	$1,118	$1,779	$675	$888	$1,118	$1,779
Class B	$582	$764	$972	$1,732	$182	$564	$972	$1,732
Class C	$282	$565	$972	$2,111	$182	$565	$972	$2,111
Class R	$131	$408	$706	$1,555	$131	$408	$706	$1,555
Class Y	$80	$251	$438	$976	$80	$251	$438	$976

† The expenses shown above for each Fund reflect GE Asset Management’s contractual agreement to reduce or otherwise limit the Fund’s expenses for the first year of each period noted. For certain Class A share investors, expenses would be different in cases where the sales charge is waived and in cases where a 1% CDSC is imposed. For more information about sales charge waivers and the imposition of a 1% CDSC on Class A shares, please see “How to Invest — Choosing a Share Class” later in this Prospectus.

The examples also assume that you either redeemed all of your shares at the end of each period shown or you did not redeem your shares.

	You would pay the following expenses on a $10,000 investment, assuming redemption:				You would pay the following expenses on a $10,000 investment, assuming no redemption:
	1 Year	3 Years	5 Years	10 Years*	1 Year	3 Years	5 Years	10 Years*
GE Fixed Income Fund:
Class A	$511	$702	$908	$1,502	$511	$702	$908	$1,502
Class B	$466	$723	$904	$1,588	$166	$523	$904	$1,588
Class C	$266	$523	$904	$1,973	$166	$523	$904	$1,973
Class R	$115	$367	$639	$1,414	$115	$367	$639	$1,414
Class Y	$65	$210	$368	$827	$65	$210	$368	$827
GE Government Securities Fund:
Class A	$517	$714	$929	$1,547	$517	$714	$929	$1,547
Class B	$470	$735	$924	$1,633	$170	$535	$924	$1,633
Class C	$269	$533	$921	$2,009	$169	$533	$921	$2,009
GE Short-Term Government Fund:
Class A	$337	$531	$742	$1,347	$337	$531	$742	$1,347
Class B	$450	$676	$825	$1,498	$150	$476	$825	$1,498
Class C	$265	$522	$903	$1,973	$165	$522	$903	$1,973
Class R	$115	$367	$638	$1,414	$115	$367	$638	$1,414
Class Y	$64	$209	$368	$828	$64	$209	$368	$828
GE Tax-Exempt Fund:
Class A	$510	$755	$1,019	$1,773	$510	$755	$1,019	$1,773
Class B	$465	$778	$1,016	$1,858	$165	$578	$1,016	$1,858
Class C	$265	$578	$1,016	$2,235	$165	$578	$1,016	$2,235
Class Y	$64	$267	$486	$1,119	$64	$267	$486	$1,119
GE Strategic Investment Fund:
Class A	$665	$854	$1,059	$1,649	$665	$854	$1,059	$1,649
Class B	$570	$728	$910	$1,600	$170	$528	$910	$1,600
Class C	$270	$528	$910	$1,982	$170	$528	$910	$1,982
Class R	$119	$373	$647	$1,429	$119	$373	$647	$1,429
Class Y	$68	$216	$377	$843	$68	$216	$377	$843
GE Money Market Fund
Retail Class	$40	$127	$222	$499	$40	$127	$222	$499
Institutional Class	$40	$127	$222	$499	$40	$127	$222	$499

* Expenses for Class B shares shown above reflect the conversion of Class B shares into Class A shares after six years (eight years for Class B shares originally purchased through the Investors Trust Funds).

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Important Definitions

This section defines important terms that may be unfamiliar to an investor reading about the GE Funds:

90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as commercial paper, credit card receivables, auto loans or home-equity loans.

Bank deposits are cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days’ notice before withdrawal.

Cash and cash equivalents are highly liquid and highly rated instruments, such as commercial paper and bank deposits.

Certificates of deposit include short-term debt securities issued by banks.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Common stock is a class of security representing equity ownership in a corporation. Holders of common stock have the right to elect directors and collect dividends. Common stock claims are subordinate to bondholder claims, preferred stockholders, and general creditors.

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

Corporate bonds are debt securities issued by companies.

Debt obligations of supranational agencies are obligations of multi-jurisdictional agencies that operate across national borders (e.g., the World Bank).

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative instruments are instruments or contracts whose values are based on the performance of an underlying financial asset, currency or index and include futures contracts (on single stocks, on indices, currencies or bonds), options (on stocks, indices, currencies, futures contracts or bonds), forward currency transactions, swaps (including interest rate, currency, index and credit default swaps), interest only and principal only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (CMOs), and structured and indexed securities.

Duration represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the security’s sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond’s price for every one percent change in the interest rate.

Equitized cash: A Fund that invests in equity securities may use futures or other instruments to gain general equity market exposure for holdings of cash and cash equivalents and/or money market instruments. The use of futures or other instruments would be subject to other applicable restrictions on the Fund’s investments.

Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

Eurodollar deposits are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

Floating and variable rate instruments are securities with floating or variable rates of interest or dividend payments.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

■ Eurodollar Bonds, which are dollar denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

■ Yankee Bonds, which are dollar denominated securities issued by foreign issuers in the U.S.

■ Debt securities denominated in currencies other than U.S. dollars.

Foreign securities include interests in or obligations of entities located outside the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, or (d) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

Forward currency transactions involve agreements to exchange one currency for another at a future date.

Futures contracts are agreements to buy or sell a specific amount of a commodity, financial instrument or index at a particular price and future date. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Government stripped mortgage-related securities are mortgage-backed securities that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed securities.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

High yield securities are debt securities, preferred securities and convertible securities of corporations rated Ba through C by Moody’s or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by portfolio management to be of similar quality. High yield securities include bonds rated below investment-grade, sometimes called “junk bonds,” and are considered speculative by the major credit rating agencies.

Illiquid investments are securities or other instruments that cannot be sold within seven days for a price approximately equal to the value it currently has on a Fund’s books. Illiquid investments may include repurchase agreements maturing in more than seven days, swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is

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dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Investment-grade debt securities are rated Baa or better by Moody’s and BBB or better by S&P (or comparably rated by another nationally recognized statistical rating organization),

or, if not rated, are considered by portfolio management to be of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

LB 10-Year Muni Index is an unmanaged index comprised of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

LB Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first-rate bond market.

LB Government Bond Index is a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more.

LB 1-3 Year Government Bond Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years.

MSCI® EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

MSCIW Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

Maturity represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

Money market instruments are short-term debt securities of the U.S. Government, banks, corporations and other entities. Each Fund may invest in money market instruments either directly or indirectly through investments in the GE Money Market Fund. Before using the GE Money Market Fund for this purpose, certain Funds may have invested a portion of their cash in the GEI Short-Term Investment Fund (Investment Fund), which is a privately offered pooled investment trust managed by GE Asset Management. Those Funds may continue to hold a small interest in that Investment Fund.

Mortgage-backed securities include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), other government agencies and private issuers. They may also include collateralized mortgage obligations (CMOs), which are derivative instruments that are fully collateralized by a portfolio of mortgages or mortgage-related securities.

Mortgage dollar rolls are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

Municipal obligations are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities that pay interest exempt from regular federal income taxes and, in some cases, from federal alternative minimum taxes. They include: (i) municipal leases; (ii) participation interests in municipal obligations, which are proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations; (v) tender option bonds; and (vi) industrial development bonds.

Net cash takes into account a Fund’s holdings of cash and cash equivalents and money market instruments as well as any adjustments for equitized cash and other assets and liabilities, such as pending securities settlements and liabilities associated with loans of portfolio securities.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets.

Purchasing and writing options are permitted investment strategies for certain Funds. An option is the right to buy (i.e., a call) or sell (i.e., a put) securities or other interests for a predetermined price on or before a fixed date. A securities index option represents the option holder’s right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time — usually the next day.

Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be sold publicly until registered. Certain restricted securities may be illiquid. Illiquid investments may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.

Reverse repurchase agreements involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Rule 144A securities are restricted securities that may be sold to certain institutional purchasers under Rule 144A.

Russell 2000 Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index comprises the 3,000 largest U.S. domiciled companies.

S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

Short sales against the box involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

Structured and indexed securities are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

Tender option bonds are long-term municipal obligations sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (tender option). The interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the

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bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal obligation, and may be subject to other conditions. Therefore, a fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

U.S. Government securities are securities that are issued and guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). All U.S. Government securities are considered highly creditworthy. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, prices of value stocks are lower than those of growth stocks.

Variable rate securities, which include floating and variable rate instruments, are securities that carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Various investment techniques are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques may involve derivative instruments and transactions such as buying and selling options and futures contracts, entering into forward currency transactions or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund’s portfolio of investments and are not used for leverage. No Fund is under any obligation to use any of these techniques at any given time or under any particular economic condition. To the extent that a Fund employs these techniques, the Fund would be subject to derivative instruments risk.

Warrants are securities that are usually issued together with a bond or preferred securities, that permit the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

Weighted average maturity represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates a money market fund or an income fund’s sensitivity to changes in interest rates. In general, the longer a fund’s weighted average maturity, the more its share price will fluctuate in response to changing interest rates.

When-issued and delayed delivery securities are securities that are purchased or sold for delivery and payment at a future date, i.e., beyond the normal settlement date.

Zero coupon obligations are securities that pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

More on Investment Strategies

In addition to each Fund’s principal investment strategies described earlier in this Prospectus, a Fund is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective. No Fund is under any obligation to use any of these techniques or strategies at any given time or under any particular economic conditions. Certain instruments and investment strategies may expose the Funds to other risks and considerations, which are discussed later in this Prospectus and in the Funds’ SAI.

Cash and Temporary Defensive Positions: Under normal circumstances, each Fund may hold cash and cash equivalents and/or money market instruments, which may be considered on a net cash basis: (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, (iv) to meet redemptions, and (v) to meet operating expenses. A Fund that invests in equity securities may equitize cash in order to gain general equity market exposure with respect to such holdings of cash and cash equivalents and/or money market instruments.

A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (x) without limit hold cash and cash equivalents and/or invest in money market instruments, or (y) restrict the securities markets in which a Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies. In addition, a Fund may hold cash and cash equivalents and/or invest in money market instruments under circumstances where the liquidation of a Fund has been approved by the Trustees, and therefore investments in accordance with the Fund’s investment objective and policies would no longer be appropriate. Each Fund may invest in money market instruments either directly or indirectly through investment in the GE Money Market Fund. GE Asset Management will waive a portion of its management fee for each affiliated non-money market Fund in an amount equal to the management fees paid to the GE Money Market Fund on its cash holdings invested in the GE Money Market Fund, if any.

To the extent that a Fund, other than the GE Money Market Fund, holds cash and cash equivalents or investments in money market instruments, it may not achieve its investment objective.

The following tables summarize some of the investment techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management and subject to the approval of the Fund’s Board of Trustees. Percentage figures refer to the percentage of a Fund’s assets that may be invested in accordance with the indicated technique.

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	Borrowing	Repurchase Agreements	Reverse Repurchase Agreements	Restricted and Illiquid Investments	Structured and Indexed Securities	Purchasing and Writing Securities Options	Purchasing and Writing Securities Index Options
GE U.S. Equity Fund	33 1/3%	Yes	No	Yes	No	Yes	Yes
GE Core Value Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
GE Small-Cap Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
GE Global Equity Fund	33 1/3%	Yes	No	Yes	No	Yes	Yes
GE International Equity Fund	33 1/3%	Yes	No	Yes	No	Yes	Yes
GE Premier Growth Equity Fund	33 1/3%	Yes	No	Yes	No	Yes	Yes
GE Fixed Income Fund	33 1/3%	Yes	No	Yes	Yes	Yes	Yes
GE Government Securities Fund	33 1/3%	Yes	Yes	Yes	Yes	Yes	Yes
GE Short-Term Government Fund	33 1/3%	Yes	No	Yes	Yes	Yes	Yes
GE Tax-Exempt Fund	10%	Yes	Yes	Yes	No	Yes	Yes
GE Strategic Investment Fund	33 1/3%	Yes	No	Yes	Yes	Yes	Yes
GE Money Market Fund	33 1/3%	Yes	Yes	No	No	No	No

	Futures Contracts and Options on Futures Contracts	Forward Currency Transactions	Options on Foreign Currencies	Maximum Investment in Debt Securities	Maximum Investment in Below-Investment Grade Debt Securities (High Yield Securities)	Maximum Investment in Foreign Securities		When-Issued and Delayed Delivery Securities
GE U.S. Equity Fund	Yes	Yes	Yes	20%	5%	15%	*	Yes
GE Core Value Equity Fund	Yes	Yes	Yes	20%	5%	25%	*	Yes
GE Small-Cap Equity Fund	No	No	No	20%	10%	10%	*	Yes
GE Global Equity Fund	Yes	Yes	Yes	20%	5%	100%		Yes
GE International Equity Fund	Yes	Yes	Yes	20%	5%	100%		Yes
GE Premier Growth Equity Fund	Yes	Yes	No	20%	5%	25%	*	Yes
GE Fixed Income Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	20% in BB or B by S&P or Ba or B by Moody’s or below or of similar quality	35%	*	Yes
GE Government Securities Fund	Yes	Yes	Yes	100% (maximum of 10% in BBB by S&P or Baa by Moody’s or equivalent; maximum of 25% in A or lower by S&P, Moody’s or equivalent)	None	35%	*	Yes
GE Short-Term Government Fund	Yes	Yes	Yes	100%	None	35%	*	Yes
GE Tax-Exempt Fund	Yes	No	No	100% (maximum of 10% in BBB by S&P or Baa by Moody’s or equivalent)	5% in debt downgraded below investment grade subsequent to purchase	None		Yes
GE Strategic Investment Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	20% in BB or B by S&P or Ba or B by Moody’s or below or of similar quality	30%	*	Yes
GE Money Market Fund	No	No	No	100%	None	25%	*	Yes

* This limitation excludes American Depositary Receipts and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange.

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	Lending Portfolio Securities	Rule 144A Securities	Debt Obligations of Supranational Agencies	Depositary Receipts	Securities of Other Investment Funds	Municipal Leases	Floating and Variable Rate Instruments		Participation Interests in Municipal Obligations
GE U.S. Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
GE Core Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
GE Small-Cap Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
GE Global Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
GE International Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
GE Premier Growth Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
GE Fixed Income Fund	Yes	Yes	Yes	Yes	Yes	No	Yes		No
GE Government Securities Fund	Yes	Yes	Yes	Yes	Yes	No	Yes		No
GE Short-Term Government Fund	Yes	Yes	Yes	Yes	Yes	No	Yes		No
GE Tax-Exempt Fund	Yes	Yes	Yes	No	Yes	Yes	Yes		Yes
GE Strategic Investment Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes
GE Money Market Fund	Yes	Yes	Yes	No	No	No	Yes		No

* Excludes commercial paper and notes with variable and floating rates of interest.

	Zero Coupon Obligations	Municipal Obligations Components	Custodial Receipts on Municipal Obligations	Mortgage Related Securities, including CMOs	Government Stripped Mortgage Related Securities	Asset Backed Securities and Receivable-Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box
GE U.S. Equity Fund	Yes	No	No	Yes	No	No	No	No
GE Core Value Equity Fund	No	No	No	Yes	No	No	No	Yes
GE Small-Cap Equity Fund	No	No	No	Yes	No	No	No	Yes
GE Global Equity Fund	No	No	No	Yes	No	No	No	Yes
GE International Equity Fund	No	No	No	Yes	No	No	No	Yes
GE Premier Growth Equity Fund	No	No	No	Yes	No	No	No	No
GE Fixed Income Fund	Yes	No	No	Yes	Yes	Yes	Yes	No
GE Government Securities Fund	Yes	No	No	Yes	Yes	Yes	Yes	Yes
GE Short-Term Government Fund	Yes	No	No	Yes	Yes	Yes	Yes	No
GE Tax-Exempt Fund	Yes	Yes	Yes	Yes	No	No	No	Yes
GE Strategic Investment Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No
GE Money Market Fund	No	No	No	Yes	No	Yes	No	No

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More on Risks

Like all mutual funds, investing in the GE Funds involves risk factors and special considerations. A GE Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in a GE Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that a GE Fund will achieve its investment objective. Investing in shares of a GE Fund should not be considered a complete investment program. The share value of the GE Equity Funds, GE Income Funds and the GE Strategic Investment Fund will rise and fall. Although the GE Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — may help you to manage risk and achieve the results you need to comfortably reach your financial goals.

The primary risks of particular investments are summarized below. For more information about the risks associated with the Funds, please see the SAI, which is incorporated by reference into this Prospectus.

Asset-Backed Securities Risk: Asset-backed securities often are subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, a Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, a Fund generally has to reinvest proceeds from prepayments at lower rates. Also, because asset-backed securities often are secured by the loans underlying the securities, a Fund may lose money if there are defaults on the loans underlying the securities. Such defaults have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime mortgage loans, especially in a declining residential real estate market. Investments in asset-backed securities may also be subject to valuation risk.

Bond Market Risk: Bond market risk is the risk that the value of debt securities may decline. Bond prices can change daily, sometimes rapidly, in response to issuer activity and general economic and credit market conditions. Bond prices can be volatile and there can be severe limitations in the ability to sell certain bonds, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market is currently experiencing.

Credit Risk: The price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s opinion of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

Derivative Instruments Risk: A Fund’s use of various investment techniques may involve derivative instruments, such as swaps, options, futures and options on futures. A Fund may, but is not required to, use derivatives as a substitute for taking a long or short position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on a Fund’s performance and its rate of income distributions for a particular period of time. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative held by a Fund may not correlate with a Fund’s other investments, which could impact Fund performance. A Fund may choose not to invest in derivative instruments because they may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

Diversification Risk: Although the GE Premier Growth Equity Fund is a diversified fund, it may invest in securities of a limited number of issuers to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater impact on this Fund’s net asset value causing it to fluctuate more than that of a more widely diversified fund.

Emerging Markets Risk: Emerging market securities bear most foreign exposure risks discussed below. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Foreign Exposure Risk: Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties in enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include valuation risk and:

■ Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

■ Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund’s foreign investments.

■ Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

Government Stripped Mortgage-Related Securities Risk: In addition to prepayment risk, the yields on government stripped mortgage-related securities are extremely sensitive to prepayment on the underlying mortgage loans. A rapid rate of principal payments will reduce the yield to maturity on interest only mortgage-related securities and increase the yield to maturity on principal only mortgage-related

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securities. If the underlying mortgage loans experience greater-than anticipated principal payments, a Fund may not recoup fully its initial investment in interest only mortgage-related securities. The market for such securities may be volatile and they are considered illiquid unless certain conditions are met. Investments in government stripped mortgage-related securities may also be subject to valuation risk.

High Yield Securities Risk: Below investment-grade securities, sometimes called “junk bonds,” are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

Illiquid Investments Risk: Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a lower price, may not be able to sell the investment at all, or may be forced to forego other investment opportunities, all of which may have an impact on returns of the Fund. Illiquid investments also may be subject to valuation risk.

Initial Public Offerings Risk: Certain Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (IPOs), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a Fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Interest Rate Risk: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

Mortgage-Backed Securities Risk: Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed security. Prepayments of principal, which occur more frequently in falling interest rate conditions, may shorten the term and reduce the value of these securities. The quality and value of the underlying collateral may decline, or default, which has become an increasing risk for collateral related to sub prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value. Investments in mortgage-backed securities may also be subject to valuation risk.

Municipal Obligations Risk: Municipal obligations are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. Income derived from investments in municipal obligations typically is exempt from regular federal income tax but may be subject to state and local taxes. Capital gains from the disposition of municipal obligations are subject to tax. In addition, interest income on certain municipal obligations may be subject to federal corporate and individual alternative minimum taxes. The municipal obligations market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal obligations are insured and guarantee the timely payment of interest and repayment of principal.

Portfolio Turnover Risk: Portfolio securities are sold whenever the portfolio manager believes it appropriate, regardless of how long the securities have been held. Each Income and Asset Allocation Fund’s investment program emphasizes active portfolio management with a sensitivity to short-term market trends and price changes in individual securities. Accordingly, the Income and Asset Allocation Funds expect to take frequent trading positions, resulting in portfolio turnover that may exceed those of most mutual funds of comparable size. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. Generally, portfolio turnover over 100% is considered high and increases these costs.

Prepayment Risk: Prices and yields of mortgage-backed securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-backed securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund’s portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, mortgage-backed securities experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

Repurchase and Reverse Repurchase Agreements Risk: A Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities may decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement. A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has previously sold but is later obligated to repurchase at a higher price under the agreement.

Restricted Securities Risk: Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

Stock Market Risk: Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Stock prices may decline in value even during periods when equity securities in general are rising, or may not perform as well as the market in general. Stock prices may also experience greater volatility during periods of challenging market conditions such as the one that the market is currently experiencing. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Exposure Risk above.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and

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economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

■ Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

■ Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

■ Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

■ Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

Valuation Risk: Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under “Calculating Share Value.” The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Disclosure of Portfolio Holdings

GE Asset Management has adopted policies and procedures to protect the Funds’ portfolio information and to prevent the misuse of that information by a third party. GE Asset Management limits disclosure of portfolio information to situations it believes will not result in material harm or disadvantage to investors in the Funds. A description of the Funds’ policies and procedures relating to the disclosure of portfolio holdings is available in the Funds’ SAI.

About the Investment Adviser

Investment Adviser and Administrator

GE Asset Management, located at 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900, is the investment adviser and administrator of each Fund. GE Asset Management is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. As of December 31, 2007, GE Asset Management had approximately $189 billion of assets under management, of which more than $24.3 billion was invested in mutual funds.

For many years, GE’s tradition of ingenuity and customer focus has included financial services. In the late 1920s, through a desire to promote the financial well-being of its employees, GE began managing assets for its employee pension plan. By the mid-1930s, GE pioneered some of the nation’s earliest mutual funds, the Elfun Funds — to be followed years later by the GE Savings and Security Program Funds. The success of these Funds spurred growth; eventually GE expanded its mutual fund offerings to include a wide variety of investment products called the GE Family of Funds, created specifically for the general public.

GE Asset Management bases its investment philosophy on two enduring principles. First, GE Asset Management believes that a disciplined, consistent approach to investing can add value to an investment portfolio over the long term. Its commitment to in-depth research, sound judgment and hard work provides investors with an opportunity to take advantage of attractive investments around the world. Second, GE Asset Management follows the same principles of integrity and quality that have guided GE over the past century and have made it the world-class company that it is today.

Each Fund pays GE Asset Management a fee for advisory and administrative services that is accrued daily and paid monthly. The advisory and administration fees for each Fund are stated in the schedule opposite (fees are expressed as an annual rate).

For its services, GE Asset Management pays Palisade Capital Management, L.L.C. (Palisade), sub-adviser to the GE Small-Cap Equity Fund, monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GE Asset Management monthly and is based upon the average daily net assets of the Fund that Palisade manages.

Board of Trustee’s Approval of Investment Advisory Agreements

The Fund’s semi-annual report to shareholders for the period ended March 31, 2007, contains a discussion regarding the basis for the Funds’ Board of Trustees approval of all investment advisory contracts, including contracts with Palisade.

Investment Management Fee:

Each Fund pays GE Asset Management an investment management fee. The fee is accrued daily and paid monthly up to the following maximum annual fee rates:

GE U.S. Equity Fund	0.40%

GE Core Value Equity Fund	0.55%

GE Small-Cap Equity Fund	0.70%

GE Global Equity Fund	0.75%

GE International Equity Fund*	0.80%

GE Premier Growth Equity Fund*	0.60%

GE Fixed Income Fund	0.35%

GE Government Securities Fund	0.40%

GE Short-Term Government Fund*	0.30%

GE Tax-Exempt Fund	0.35%

GE Strategic Investment Fund	0.35%

GE Money Market Fund	0.25%

* With respect to these Funds, administration fees (amounting to 0.05%) are imposed pursuant to a separate contract.

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About the Funds’ Portfolio Managers

Each Fund is managed by either an individual portfolio manager who is primarily responsible for the day-to-day management of a Fund, or a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of a Fund. The portfolio managers of the Funds generally have final authority over all aspects of their portions of a Fund’s investment portfolio, including securities purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the specified Funds (except for the GE Money Market Fund) followed by biographical information for each portfolio manager.

Portfolio Management Teams

The GE U.S. Equity Fund is managed by a team of portfolio managers that includes George A. Bicher, Stephen V. Gelhaus, Thomas R. Lincoln, and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund “style neutral” such that it combines growth and value investment management styles and does not tend to favor either style.

The GE Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions.

The GE Global Equity Fund is co-managed by Robert A. Jasminski and Daizo Motoyoshi. Messrs. Jasminski and Motoyoshi each independently manage approximately one-half of the portfolio; however, they operate as a collaborative team and inform each other of trades. Mr. Motoyoshi has oversight authority over Mr. Jasminski’s portion of the portfolio.

The GE International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore, Michael J. Solecki and Makoto Sumino. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund.

The GE Premier Growth Equity Fund is managed by David B. Carlson.

The GE Fixed Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson, James F. Palmieri, Lewis Tatananni and Vita Marie Pike. The team is led by Mr. Colonna, who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative.

The GE Government Securities Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey and Sinha Chitranjan. As lead portfolio manager for the Fund, Mr. Healey chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund.

The GE Short-Term Government Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Sinha Chitranjan. As lead portfolio manager for the Fund, Mr. Colonna chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund.

The GE Tax-Exempt Fund is managed by Michael J. Caufield.

The GE Strategic Investment Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer and Diane M. Wehner. Ms. Studer is vested with oversight authority for determining asset allocations for the Fund. Each of the foregoing portfolio managers is responsible for managing one of four sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time. Except in the case of the GE Money Market Fund, the Statement of Additional Information (SAI) provides the following additional information about each portfolio manager (including those of Palisade): (i) portfolio manager’s compensation; (ii) other accounts managed be each portfolio manager; and (iii) each portfolio manager’s ownership of shares of the Fund he/she manages, if any.

George A. Bicher is a Senior Vice President of GE Asset Management. Mr. Bicher is Director of the U.S. Equity Research Team and a portfolio manager for the GE U.S. Equity Fund. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Manage- ment, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

David B. Carlson is an Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is the portfolio manager for the GE Premier Growth Equity Fund and has served in this capacity since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and a Director and Executive Vice President in 2003.

Michael J. Caufield is a Senior Vice President of GE Asset Management. He is the portfolio manager of the GE Tax-Exempt Fund and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, Manager of Fixed Income Research & Analysis and was promoted to Senior Vice President in 1994.

Sinha Chitranjan is a portfolio manager and senior quant analyst at GE Asset Management. He has served on the portfolio management team for GE Government Securities Fund and GE Short-Term Government Fund since September 2007. Mr. Sinha joined GE Asset Management in 1997

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and became a fixed income analyst in 1998. He became Vice President — Derivative Strategies in 2002, Senior Quant Analyst in 2003, and a Portfolio Manager and Senior Quant Analyst in 2005.

Paul M. Colonna is a Director and Executive Vice President of GE Asset Management and President — Fixed Income at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the GE Fixed Income Fund and the GE Short-Term Government Fund and has been responsible for the fixed income portion of the GE Strategic Investment Fund. He has served on the portfolio management team for the GE Government Securities Fund since February 2000. Mr. Colonna became President — Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

Stephen V. Gelhaus is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the GE U.S. Equity Fund and the GE Core Value Equity Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S.-Equities group from 1995 through 2001 and became an associate portfolio manager for the GE Core Value Equity Fund in August 1999.

William M. Healey is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the GE Fixed Income Fund, GE Government Securities Fund and GE Short-Term Government Fund since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE International Equity Fund since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Robert Jasminski is a Vice President of GE Asset Management. He has been a portfolio manager for the GE Global Equity Fund since September 2004. More recently, he was appointed co-manager for this Fund. Mr. Jasminski joined GE Asset Management in 1993 as a fixed income specialist and has been an International Equity analyst and an International Small-Cap portfolio manager since 1998.

Mark H. Johnson is a Senior Vice President of GE Asset Management and Senior Portfolio Manager of Structured Products. He has been a member of the portfolio management team for the GE Fixed Income Fund and GE Government Securities Fund since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and Portfolio Manager in 2002 and became a Senior Vice President and Senior Portfolio Manager of Structured Products in 2007.

Ralph R. Layman is a Director and Executive Vice President of GE Asset Management and President — International Equities at GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the GE International Equity Fund since the Fund’s commencement and has been responsible for the international equity portion of the GE Strategic Investment Fund since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992 and President — International Equities in March 2007.

Thomas R. Lincoln is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the GE U.S. Equity Fund and GE Strategic Investment Fund since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. Equities. Mr. Lincoln became part of the investment management team for U.S. Equities at GE Asset Management in 1997 and a portfolio manager for U.S. Equities in 2003.

Daizo Motoyoshi is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the GE Global Equity Fund since September 2003. Mr. Motoyoshi joined GE Asset Management in 1994 as an International Equity analyst and portfolio manager and became a global equity portfolio manager in 2002. Prior to joining GE Asset Management, Mr. Motoyoshi held positions at Alliance Capital Management and Ernst & Young.

Paul Nestro is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the GE International Equity Fund since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

James F. Palmieri is an Assistant Portfolio Manager of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the GE Fixed Income Fund. Prior to joining GE Asset Management in March 2006, Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a Portfolio Manager for CIGNA Investment Management from January 2000 to February 2005.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

Vita Marie Pike is a Vice President of GE Asset Management. She has served on the portfolio management team for the GE Fixed Income Fund since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE U.S. Equity Fund since January 2001 and for the GE Core Value Equity Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

Michael J. Solecki is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE International Equity Fund since September 1997. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

Judith A. Studer is a Director and Executive Vice President of GE Asset Management and President — U.S. Equities at GE Asset Management. She has led the team of portfolio managers for the GE Strategic Investment Fund since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President — International Equities in 1995, Senior Vice President — U.S. Equities in 1991, President — Investment Strategies in July 2006 and President – U.S. Equities in June 2007.

Makoto Sumino is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the GE International Equity Fund since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director

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of the International Equity Research Team in January 2001 and Director in April 2005.

Lewis Tatananni is a Senior Corporate Trader at GE Asset Management. He has been a member of the portfolio management team for the GE Fixed Income Fund since December 2007. Mr. Tatananni joined GE Asset Management in October 2002 and was responsible for executing the interest rate derivative hedging programs for GE Asset Management’s insurance clients. Mr. Tatananni joined GE in 1999 as an associate at GE Capital Treasury and was responsible for debt origination and derivative execution.

Diane M. Wehner is a Vice President of GE Asset Management. She has been a portfolio manager of the GE Strategic Investment Fund since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

About the Sub-Adviser

GE Asset Management seeks to make the best managers available to Fund shareholders, whether that means accessing GE Asset Management’s wealth of internal talent or using external talent (sub-advisers). When GE Asset Management feels the need to access specialists outside, it investigates and engages sub-advisers with strong performance records and styles that match the investment objectives of the Funds. GE Asset Management is proud to engage the following sub-adviser that is primarily responsible for the day-to-day management of the investment programs for the GE Small-Cap Equity Fund. The following sets forth biographical information for those individuals who are primarily responsible for managing the Fund’s investments. As with GE Asset Management’s portfolio managers, the sub-adviser may change the portfolio managers from time to time.

GE Small-Cap Equity Fund

Palisade Capital Management, L.L.C. (Palisade)

One Bridge Plaza

Fort Lee, NJ 07024

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $2.5 billion as of December 31, 2007. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for GE Asset Management. Palisade has managed the GE Small-Cap Equity Fund since inception.

GE Small-Cap Equity Fund is managed by Jack Feiler, Jeffrey Schwartz and Dennison T. “Dan” Veru, members of Palisade’s Investment Policy Committee. Prior to 2005, the Fund was managed by the entire Investment Policy Committee. Mr. Feiler, Mr. Schwartz and Mr. Veru are jointly and primarily responsible for the strategy of the Fund and the day-to-day management of the Fund is executed by Mr. Schwartz.

Jack Feiler, President and Chief Investment Officer, has more than 35 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade’s operations in April 1995. He has served as a portfolio manager of the GE Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

Jeffrey Schwartz, CFA, Senior Portfolio Manager, joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

Dennison T. (“Dan”) Veru is an Executive Vice-President and Co-Chief Investment Officer of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin & Marshall College.

GE Funds Prospectus	How to Invest

How to Buy Shares

The Funds offer several ways to purchase shares. You may purchase shares by mail, bank wire, electronic funds transfer, or by telephone. You may obtain an application from your investment professional, from GE Investment Distributors, Inc. (Distributor) by calling 1-800-242-0134 or from the Funds’ website at http://www.gefunds.com.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, social security or taxpayer identification number, and possibly other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. This information will be used only for the purpose of establishing and confirming your identity.

If you do not provide this information when requested, or do not permit us to see identifying documents, we may be unable to verify your identity. If a Fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the Fund may be unable to open your account or, if the account has been opened, to maintain your account. If your account is closed, your Fund shares will be redeemed at a price reflecting the net asset value per share of the Fund next calculated after the determination that your account cannot be maintained.

To reduce expenses by eliminating duplicate mailings to the same address, the Funds may choose to mail only one report, prospectus or proxy statement to your household, even if more than one member of the household has an account with the Funds. If you would like to receive additional reports, prospectuses, or proxy statements, please contact your investment professional or call 1-800-242-0134.

The Funds and the Distributor may reject any purchase order or exchange request for any reason and without prior notice.

Minimum Investments

	By mail	By wire	Automatic

Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

Minimums are reduced for accounts with active Direct Deposit, Automatic Investment and Payroll Savings Plans. Accounts that fall below the $500 account minimum may be automatically redeemed by a Fund on 30 days’ notice and will bear any associated transaction costs, market exposure risks and tax consequences.

Investing through an Authorized Firm

You may invest through an authorized broker-dealer, investment adviser, financial adviser, retirement plan administrator, insurance company, or other financial intermediary that has entered into a distribution agreement, service agreement or other types of arrangement with GE Asset Management, the Distributor or the Funds (Authorized Firms).

If you invest through an Authorized Firm with an investment professional, that professional can provide investment advice, determine the suitability of a particular Fund or Funds, help you set up your new account and make subsequent investments for you. Your investment professional will forward your investment details and payment to the Fund. Your investment professional may charge fees not described in this Prospectus, such as transaction fees. They also may set different minimum investments or limitations on buying or selling shares. Investors are urged to consult their investment professional for more information.

If you invest through an Authorized Firm, your investment professional must receive your transaction order before the close of trading on the NYSE (normally 4:00 p.m., Eastern time) that day for your transaction to be effective at the net asset value per share determined on that day. Your investment professional may impose an earlier deadline for the receipt of transaction orders. If you do not submit your order before the deadline set by your Authorized Firm, your order will not be effective until the following business day.

Your investment professional may receive different compensation for selling one class of shares than for selling another class.

If You Work for GE

As a GE employee, or retiree, you and your family members may purchase Class A shares directly from the Distributor without paying the sales charge typically associated with buying Class A shares of a Fund through an investment professional. If you purchase Fund shares through an investment professional other than the Distributor, including those affiliated with GE, you may pay transaction fees, including any applicable sales charges.

Please call 1-800-242-0134 for details.

Opening an Account

■ Read this Prospectus.

■ Complete and sign an application. You may obtain an application from your investment professional, from the Distributor by calling 1-800-242-0134 or from the Funds’ website at http://www.gefunds.com.

■ If you are opening an account directly through the Distributor, send a check drawn on a U.S. bank in U.S. dollars payable to GE Funds. Third party checks, endorsed checks, cash, money orders, travelers cheques or credit card checks are not accepted by the Funds.

■ If adding to an existing account, include your account number on the check.

■ If a check used to open or add to an account does not clear, you may be assessed an additional charge.

Mail to:

GE Funds

c/o PFPC Inc.

P.O. Box 9838

Providence, RI 02940

Overnight delivery:

GE Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Residency Requirement

In order to be eligible to open an account with the Funds, an investor must be a legal resident of the United States (including the U.S. Virgin Islands and Puerto Rico), unless otherwise approved by the Distributor.

GE Funds

Prospectus

How to Invest

Once You Have Opened an Account — You Have Additional Options

By Wire

■ You may have your financial institution electronically transfer (wire) monies to your account. Wire to the address below. Include your name, the name of the Fund and your account number.

Wire Address:

PNC Bank

ABA No. 031000053

Account No. 8606089739

■ Your financial institution may charge a fee for wire transactions.

■ Wire orders received by the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m., Eastern time) are executed at that day’s offering price. Wire orders received after the close of regular trading on the NYSE will receive the next business day’s offering price.

Electronic Funds Transfer

You may transfer money between your bank account and your Fund account by electronic funds transfer if you have completed the appropriate section of the application. Electronic funds transfers are similar to wires but are not processed as quickly. Most transfers are completed within three business days of your request. Prior to your first transfer, call the GE Funds at (800) 242-0134 to confirm that electronic transfer has been enabled on your account.

Direct Deposit or Payroll Savings Plan

■ You must have an existing account.

■ You may invest automatically with money deducted from your federal paycheck, Social Security check, GE employee payroll check or through your company’s payroll savings plan.

■ To establish a direct deposit arrangement or to invest through a payroll savings plan, contact your payroll department or federal agency.

■ You may elect to modify or terminate your participation in the Direct Deposit or Payroll Savings Plans by notifying the Funds in writing.

■ The Funds may modify or terminate your participation in a Plan upon notice.

Automatic Investment Plan

■ You may have money transferred directly from your bank account each month. Call 1-800-242-0134 or your investment professional to make arrangements.

■ Money transferred using the automatic investment plan will not be available from your Fund account for 10 business days.

■ If an automatic monthly investment transaction fails because there is an insufficient balance in your account, you may be assessed an additional charge. The Funds may modify or terminate the Plan at any time.

Retirement Plans

Shares of the Funds, other than the GE Tax Exempt Fund, are available for purchase through individual retirement accounts (IRAs) and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from your investment professional or the Distributor.

Purchases in Kind — If You Invest More than $10 Million

Large investments in a Fund ($10 million or more) may be detrimental to existing shareholders because they can significantly increase transaction costs charged to existing shareholders. In these circumstances, the Fund may require that you purchase Fund shares “in kind,” or provide the Fund with securities instead of cash. The Distributor would inform you of the securities acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value. You may have to pay associated brokerage commissions for the securities that you purchase. The transfer of securities to the Fund will be a taxable event.

Same-Day Settlement — GE Money Market Fund — Institutional Class Only (Purchase)

A shareholder in the GE Money Market Fund — Institutional Class will receive same-day settlement of a purchase (and begin earning dividends that day, if any) if a purchase order together with the proper funds (via the Federal Reserve wire system) for purchase are received in good order by the transfer agent on or before the Purchase Cut-Off Time (normally the earlier of (i) 3:00 p.m. Eastern time; or (ii) three (3) hours before the close of the Federal Reserve wire system, on days the net asset value is calculated). If a purchase order is received in good order before the Purchase Cut-Off Time, but the wired funds are not received timely, such purchase order will receive normal (next day) settlement.

Please note that this same-day settlement procedure does not apply to the exchange of shares from other Funds. GE Funds and the Distributor may reject any purchase order or exchange request for any reason and without prior notice.

Choosing a Share Class

Each Fund (other than the GE Government Securities Fund, GE Tax Exempt Fund and GE Money Market Fund) currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y shares. GE Tax Exempt Fund currently offers three share classes to investors, namely Class A, Class C and Class Y shares. GE Government Securities Fund currently offers two share classes to investors, namely Class A and Class C shares. GE Money Market Fund currently offers two share classes to investors, namely the Retail Class and Institutional Class shares. The GE Funds no longer offer Class B shares, except in connection with dividend reinvestments and permitted exchanges (see “How to Invest — Characteristics of Class B Shares” later in this Prospectus).

You should select the share class that best suits your needs. Sales charges and expenses are determined by the share class you select and manner in which you purchase. Offering price is equal to the net asset value next determined after receipt of your order in good form plus any applicable sales charge.

Class A shares carry an initial sales charge. Certain investors listed below under “Sales Charge Waivers for Class A Shares” may purchase Class A shares on a sales charge-waived basis, but may be subject to a contingent deferred sales charge (CDSC) if the Class A shares are sold within one year of purchase. Class C shares are offered without an initial sales charge, but are subject to a CDSC for one year after purchase. Class R and Class Y shares are offered without an initial sales charge or a CDSC, but are not available to individual investors that invest directly with the Distributor. Class C and Class R shares have higher annual operating expenses than Class A and Class Y shares because of higher distribution and shareholder service fees.

Your investment professional may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and distribution and shareholder service fees for the Class C shares and the distribution and shareholder service fees for the Class R shares have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to Authorized Firms.

You should also consider whether you are eligible to invest in a comparable institutional product advised by GE Asset Management and made available through the Distributor, which may be a lower cost investment even for shareholders that are eligible to invest without a sales charge.

The Funds may modify the manner in which shares are offered, minimum investments, or sales charge rates or waivers at any time without prior notice.

GE Funds

Prospectus

How to Invest

Purchasing Class A Shares

Class A shares may be appropriate for long-term investors who compensate their investment professional for the services they provide with traditional front-end sales charges and for investors who are eligible for quantity discounts or waivers.

Please note that if you are a GE employee or retiree, you and your family members may purchase Class A shares directly from the Distributor without paying the sales charge typically associated with buying Class A shares of a Fund through an investment professional.

Class A shares are also available for investment through programs or platforms maintained by Authorized Firms, provided that the cost to GE Asset Management (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 0.40% (including the 0.25% distribution and service fees or 12b-1 fees) of the average net asset value of such accounts.

Class A shares have initial sales charges, which are included in the offering price. Initial sales charges on Class A shares may be reduced,

waived or may vary with the amount invested as described under “Reduced Sales Charges for Class A Shares.”

Trail commissions of up to 0.25% may be paid to Authorized Firms that provide on-going services with respect to Class A shares.

The initial sales charge varies with the

amount invested, as shown below:

GE U.S. Equity Fund, GE Core Value Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, and GE Strategic Investment Fund

Your Investment**	Front-End Sales Charge		Maximum Dealers’ Reallowance*
	(As a % of Offering Price)	(As a % of Your Net Investment)	(As a % of Offering Price)
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less than $100,000	4.25%	4.44%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.55%
$1,000,000 or more***	0	0	†

GE Fixed Income Fund, GE Government Securities Fund and GE Tax-Exempt Fund

Your Investment**	Front-End Sales Charge		Maximum Dealers’ Reallowance*
	(As a % of Offering Price)	(As a % of Your Net Investment)	(As a % of Offering Price)
Less than $100,000	4.25%	4.44%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.55%
$1,000,000 or more***	0	0	†

GE Short-Term Government Fund

Your lnvestment**	Front-End Sales Charge		Maximum Dealers’ Reallowance*
	(As a % of Offering Price)	(As a % of Your Net Investment)	(As a % of Offering Price)
Less than $100,000	2.50%	2.56%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	2.00%
$250,000 but less than $500,000	1.75%	1.78%	1.50%
$500,000 but less than $1,000,000	1.25%	1.27%	1.00%
$1,000,000 or more***	0	0	†

* From time to time, the Distributor may decide to reallow the entire amount of the front-end sales charge to dealers. Dealers who receive more than 90% of the sales charge may be considered “underwriters” under the U.S. securities laws.

** Except for certain employee benefit plans that select Class C shares (see “Purchasing Class C Shares” below), purchases of $1,000,000 or more ($500,000 or more for GE Short-Term Government Fund) intended for Class C shares should be made in Class A shares (for individual investors) or in Class Y shares (for institutional investors).

*** Purchases of $1 million or more of Class A shares pursuant to a sales charge waiver are subject to a 1% CDSC if redeemed within one year of purchase. The Class A shares CDSC does not apply to investors purchasing $1 million or more of any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares pursuant to another sales charge waiver. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value at the time of the purchase or its net asset value at the time of redemption.

† For purchases through an Authorized Firm that exceed $1 million, the Distributor will pay a concession of 1.00% of any amounts under $5 million, 0.50% of the next $45 million and 0.25% thereafter, to the selling dealer.

GE Funds

Prospectus

How to Invest

Reduced Sales Charges for Class A Shares

Purchases of Class A shares have reduced sales charges in the following situations:

■ “Combined Right Of Accumulation” Policy — You may qualify for a reduced sales charge on purchases of Class A shares if you currently own any share class of the GE Funds (except the GE Money Market Fund). To receive the reduced sales charge at the time of your purchase, you must inform your investment professional or the Distributor of any other investments in any share class of the GE Funds (except the GE Money Market Fund) held by you or your family members. The term “family member” includes spouses and by reason of blood or marriage, parents, children, siblings, grandparents and grandchildren (including blood, step or adoptive relationships). You should also include any GE Funds shares (except the GE Money Market Fund) held in an account at a broker-dealer or Authorized Firm other than the investment professional handling your current purchase (you may be required to provide account information or documents to allow us to verify the current values). The current net asset value of each share class of the GE Funds (except the GE Money Market Fund) held in all eligible accounts on the date of your current purchase will be combined with the amount of your purchase to determine whether you qualify for a reduced sales charge on your current purchase.

■ “Letter Of Intent” Purchase — if you intend to make purchases in GE Funds of over $50,000 in the Equity Funds or $100,000 in the Fixed Income Funds within a 13-month period, you may sign a letter of intent and receive a volume discount on each purchase as if you were making a single purchase. (Please complete and sign the letter of intent section on the Fund application.) If you fail to satisfy the letter of intent, the higher sales charges applicable to your investment will be assessed retroactively. The Funds’ Transfer Agent will hold a portion of the amount specified in the letter of intent as Fund shares in escrow, which will be used to cover the applicable sales charge if the letter is not satisfied.

Sales Charge Waivers for Class A Shares

The sales charge on Class A shares is waived if the purchase:

■ represents reinvested dividends or capital gains received on Fund shares

■ is at least $1 million

■ is made by an employee retirement plan (such as a 401(k) plan)

■ is made through an Authorized Firm that makes GE Funds Class A shares available on a load-waived basis to its clients or customers

■ is made directly through the Distributor by a person or entity that has an affinity with GE, including:

■ GE employees, retirees or members of their family;

■ employees and their family members of certain vendors of GE’s employee retirement plan;

■ participants in retirement plans that include GE Funds as investment options and receive recordkeeping and administrative services from a designated third party through its alliance relationship with the Distributor or its affiliate;

■ officers, directors, employees and registered representatives of authorized firms that have agreements with the Distributor or other financial institutions selling Fund shares;

■ offerees who purchase in response to targeted offerings made by the Distributor; and

■ certain investors who previously purchased shares pursuant to a sales charge waiver during special limited offerings.

■ is made by the GE LifeStyle Funds or directly through the Distributor by another investment company not managed or sponsored by GE Asset Management or any of its affiliates

■ is made by any other entity designated from time to time by the Funds’ Board of Trustees

Purchases of $1 million or more in Class A shares pursuant to a sales charge waiver are subject to a 1% CDSC if redeemed within one year of purchase. The Class A CDSC is calculated in the same manner and is subject to the same waivers as the

CDSC on Class B shares. The Class A CDSC does not apply to investors purchasing $1 million or more of any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares pursuant to another sales charge waiver. For more information on Class A sales charge waivers, please contact the Distributor or your investment professional.

More Information on Reduced or Waived Sales Charges

The Fund makes information regarding reduced sales charges (including break-points) and sales charge waivers available, free of charge and in a clear and prominent format, on its website at: http://www.gefunds.com/retail/myaccount/breakpoint_info.html. For more information, please consult your investment professional or the Distributor, or refer to the section titled “Purchase, Redemption and Exchange of Shares” in the GE Funds SAI, which is available on the Fund’s website or by calling 1-800-242-0134.

GE Funds

Prospectus

How to Invest

Characteristics of Class B Shares

Class B shares are closed to new investments. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other GE Fund portfolios or the GE Money Market Fund — Retail Class (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a dividend reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated contingent deferred sales charges (CDSC) schedules, conversion features and distribution plan and shareholder services plan fees, will continue in effect.

Class B shares convert automatically to Class A shares after six years to take advantage of lower expenses. Class B shares acquired initially through Investors Trust Funds convert to Class A shares after eight years.

Trail commissions of up to 0.25% may be paid to Authorized Firms that provide on-going services with respect to Class B shares.

Redemptions subject to a CDSC

Class B shares are subject to a CDSC that declines based on the amount of time you hold your shares. Class B shares redeemed during each of the time periods described at right will be subject to a CDSC. Shares purchased initially through Investors Trust Funds are subject to a longer CDSC period.

The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value of the block of shares being redeemed at the time of their purchase or its net asset value at the time of redemption. To ensure that you pay the lowest CDSC possible, the Funds use the shares with the lowest CDSC to fill your redemption requests.

CDSC Waivers on Certain Redemptions of Class A, Class B and Class C Shares

CDSCs are waived on shares:

■ acquired through dividends or capital gains reinvestment

■ redeemed because of death or disability, as defined in the Internal Revenue Code of 1986, as amended (Code)

Contingent Deferred Sales Charges
Funds	Contingent Deferred Sales Charge
GE U.S. Equity Fund GE Core Value Equity Fund GE Small Cap Equity Fund GE Global Equity Fund GE International Equity Fund GE Premier Growth Equity Fund GE Strategic Investment Fund	■ 4% in the first year ■ 3% in the second year ■ 2% in the third year ■ 1% in the fourth year ■ 0% in the fifth and sixth years ■ converts to Class A shares after six years
GE Fixed Income Fund GE Government Securities Fund GE Short-Term Government Fund GE Tax-Exempt Fund	■ 3% in the first and second years ■ 2% in the third year ■ 1% in the fourth year ■ 0% in the fifth and sixth years ■ converts to Class A shares after six years
If you initially purchased through Investors Trust Funds:
Funds	Contingent Deferred Sales Charge
Any Fund’s Class B shares acquired as a result of the merger of Investors Trust Funds with certain GE Funds.	■ 5% in the first year ■ 4% in the second year ■ 3% in the third year ■ 2% in the fourth year ■ 1% in the fifth year ■ 0% in the sixth year ■ converts to Class A shares after eight years

■ that are mandatory retirement distributions on IRA accounts that represent the minimum required distribution from an IRA effected pursuant to a Systematic Withdrawal Plan

■ that are redemptions of Class B or Class C shares effected through the Systematic Withdrawal Plan, not to exceed 10% of an investor’s account value

■ that are redemptions of Class A shares originally purchased in amounts of $1 million or more if such investors were otherwise eligible to purchase Class A shares pursuant to another sales charge waiver

■ that represent “substantially equal periodic payments” as described under Section 72(t)(2) of the Code

■ that are redeemed because of termination or liquidation of a Fund

Purchasing Class C Shares

Class C shares may be appropriate for shorter-term investors, if you do not want to pay a traditional front-end sales charge on your purchase of Fund shares or are unsure of the length of time you will hold your investment.

Class C shares are available for investment through programs or platforms maintained by Authorized Firms, provided that the cost to GE Asset Management (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 1.00% (reflecting the Class C shares distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Because you may purchase Class C shares at the NAV next determined without paying an initial sales charge, your entire investment in Class C shares is available to work for you. However, Class C shares pay a higher Rule 12b-1 fees than each of the other share classes and never convert to Class A shares. In that regard, Class C shares may be more appropriate for investors with a shorter investment horizon because long-term shareholders of Class C shares may pay more than the economic equivalent of Class A shares’ maximum front-end sales charge.

Trail commissions of up to 1.00% may be paid to Authorized Firms that provide on-going services with respect to Class C shares.

Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. Proceeds from the CDSC may be used to defray the expenses of the Distributor related to the sale of Class C shares, including the payment of compensation to Authorized Firms. The CDSC on Class C shares is calculated in the same manner and is subject to the same waivers as the CDSC on Class B shares.

Intended purchases of Class C shares of $1,000,000 or more ($500,000 or more for the Short-Term Government Fund) by investors not eligible for Class Y shares should be made in Class A shares. An amount up to 1% of the amount invested in Class C shares is paid by the Distributor to Authorized Firms.

Purchasing Class R Shares

Class R shares have no initial sales charges or CDSC.

Class R shares are available to investors who invest through

GE Funds

Prospectus

How to Invest

programs or platforms maintained by Authorized Firms that aggregate trades for groups of investors through omnibus or pooled account arrangements, provided that the cost to GE Asset Management (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 0.65% (including the 0.50% distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Individual investors that invest directly with the Distributor are not eligible to invest in Class R shares.

Although Class R shares pay a lower Rule 12b-1 fee than Class C shares, Class R shares pay a higher Rule 12b-1 fee than Class A shares (or Class B shares after conversion to Class A shares) and never convert to Class A shares.

Trail commissions of up to 0.50% may be paid to by the Distributor to Authorized Firms that provide on-going services with respect to Class R shares.

Purchasing Class Y Shares — Institutional Investors

Class Y shares have no initial sales charges or CDSC.

Class Y shares are available to investors who invest through programs or platforms maintained by Authorized Firms that aggregate trades for groups of investors through omnibus or pooled account arrangements, provided that the cost to GE Asset Management (or its affiliates) for providing or paying for any selling or servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 0.15% of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Class Y shares may also be purchased by: (i) existing Class Y shareholders of record that still hold Class Y shares of any GE Fund as of January 29, 2008; and (ii) all other institutional investors, including defined benefit plans, endowments, foundations and corporations purchasing shares for their own accounts directly with the Distributor, with a minimum initial investment of $1 million in each Fund for each such investor.

Individual investors that invest directly with the Distributor are not eligible to invest in Class Y shares.

Purchasing GE Money Market Fund — Retail Class

GE Money Market Fund — Retail Class shares have no initial sales charge, CDSC or a distribution and service fee (Rule 12b-1 fee), and may be purchased by all investors.

Purchasing GE Money Market Fund — Institutional Class

GE Money Market Fund — Institutional Class share will be offered to (i) affiliated non-money market mutual funds managed by GE Asset Management; and (ii) certain institutional investors (such as corporations and defined benefit plans) purchasing shares for their own account and who invest a minimum of $1 million in the GE Money Market Fund, without an initial sales charge, contingent deferred sales charge (CDSC) or a distribution and service fee (Rule 12b-1 fee).

How to Redeem Shares

You may take money out of your account by redeeming (selling) some or all of your shares.

Certain redemptions are subject to a redemption fee. For information on redemption fees, please see “How to Invest — Redemption Fees” later in this Prospectus.

If You Invested With an Investment Professional

Shares purchased with the assistance of an investment professional may be redeemed either by the investment professional or the shareholder of record. Please see your account statement for the telephone number of your investment professional.

By Mail

Send a signed written request, stating the share class and number of shares or specific dollar amount you want to sell. Your signature(s) must appear exactly as it does on the account registration.

Mail to:

GE Funds

c/o PFPC Inc.

P.O. Box 9838

Providence, RI 02940

Overnight Delivery:

GE Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Telephone: (401) 721-8050

Signature(s) must each be guaranteed for any redemption:

■ exceeding $50,000

■ mailed to a different address from that on record

■ paid to someone else

■ wired to a financial institution

■ mailed to an address that has been changed within the last 30 days

By Telephone

Shares may be redeemed by telephone up to a maximum of $50,000 per day utilizing the Funds’ automated Voice Response system or by an agent during business hours. The telephone option must have been selected during initial account setup or subsequently by written request signed by all registered shareholders. Call toll-free 1-800-242-0134. Telephone privileges may be suspended for a particular account upon notice or if the Distributor reasonably believes the caller or accountholder does not have legal capacity to effect transactions.

The Distributor will not be responsible for losses resulting from unauthorized telephone transaction instructions if it follows reasonable procedures to verify the identity of the investor.

By Website

Shares may be redeemed through the GE Funds’ website at http://www.gefunds.com. Please go to the website and follow the instructions under Account Access.

By Wire

You may redeem your shares by telephone and have the proceeds of the sale wired to your bank instead of receiving a check.

■ Minimum wire amount: $1,000

■ A $10 fee per wire will be charged to your account (in addition to any applicable CDSCs)

■ Include your account number, share class and specific dollar amount you want to redeem in your wire request. Wire instructions must have been provided during initial account setup or subsequently by written request signed by all registered shareholders with a signature guarantee

Mail your signed, signature guaranteed written request to establish wire privileges to:

GE Funds

c/o PFPC Inc.

PO. Box 9838

Providence, RI 02940

Or call the Distributor at 1-800-242-0134.

GE Funds

Prospectus

How to Invest

By Systematic Withdrawal Plan

You may select a specific amount to be redeemed from your account on a regular basis.

■ Your account balance must be at least $10,000

■ Maximum of 10% of the value of your account each year and a minimum of $50 per withdrawal

■ You may sell shares monthly or quarterly

Checkwriting

Checkwriting privileges may be elected at no cost by shareholders of the GE Money Market Fund. Checks may be made payable to any person in amounts of $100 or more. The Transfer Agent will redeem shares in an amount sufficient to cover the amount of a check. If the amount of the check is greater than the value of the shares in your account, the check will be returned marked “insufficient funds” and you may be assessed an additional charge. Please contact the Distributor at the number listed on the back cover for additional details.

Same-Day Settlement — GE Money Market Fund — Institutional Class Only (Redemption)

An existing shareholder in the GE Money Market Fund — Institutional Class will receive same-day settlement for a redemption and have the proceeds wired that same day (but not be entitled to that day’s dividends) if (1) that shareholder’s account has been set-up with proper banking instructions to provide for same-day settlement in the GE Money Market Fund and (2) the redemption order is received in good order by the transfer agent on or before the redemption cut-off time (normally the earlier of (i) 3:00 p.m. Eastern time; or (ii) three (3) hours before the close of the Federal Reserve wire system, on days the net asset value is calculated). Redemption orders by accounts set-up for same day settlement received after the redemption cut-off time will receive normal (next day) settlement.

Please note that same-day settlement does not apply when the settlement of redemptions is delayed for the reasons noted elsewhere in this section, and does not apply to the exchange of shares into other GE Funds.

Special Considerations for Selling Shares

■ If you own more than one share class of a Fund, specify which share class you want to sell. Otherwise, the selling transaction may be delayed.

■ When using a check to sell shares of GE Money Market Fund, the minimum check amount is $100.

■ If you have purchased shares of a Fund by personal check, redemption of these shares, under normal circumstances, can only be processed after 15 calendar days have passed in order to provide the Fund with sufficient time to make sure that your check clears.

■ If your account balance falls below $500, the transfer agent may request that you bring your balance up to the $500 minimum or request that you close your account. If you take no action within 30 days, the transfer agent may sell your shares and mail the proceeds to you, in which case you will bear any associated transaction costs, market exposure risks and tax consequences. This $500 minimum balance requirement is waived for qualified plans, Direct Deposit accounts, Payroll Savings Plan accounts and Automatic Investment Plan accounts.

■Normally, redemption requests are processed by the next business day after receipt of a request in good order (except certain GE Money Market Fund transactions may be processed same day, as described more fully in the section entitled “How to Redeem Shares”), but payments, in either case, may take up to seven business days if making immediate payment would adversely affect the Fund.

■ Redemptions may be suspended or payment postponed when the NYSE is closed, when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

Reinstatement of Shares

For 60 days after you sell shares, you have the right to “reinstate” your investment at the then current net asset value and pay no sales charge. For Class A and Class C shares, any CDSC associated with the redemption will be reinstated to your account in direct proportion to the amount reinvested. Reinstatement will occur at the then-current net asset value and may have tax consequences. This reinstatement privilege does not apply with respect to Class B shares.

You must request share reinstatement in writing.

Redemptions in Kind

Large redemptions that exceed $250,000 or 1% of a Fund’s assets may be considered detrimental to the Fund’s existing shareholders. Therefore, to the extent permitted by law, the Fund may require that you take a “redemption in kind” upon redemption and may give you portfolio securities instead of cash proceeds. You may have to sell those securities through a broker and may incur transaction costs when you sell them.

How to Exchange Shares

You may exchange shares of a class of one GE Fund for the same class of another GE Fund or for the Retail Class shares of the GE Money Market Fund. You can also exchange shares from GE Money Market Fund — Retail Class for Class A, Class C, Class R or Class Y shares of any other GE Fund, provided that you are eligible to invest in the requested share class. If you are an existing Class B shareholder, you may also exchange Retail Class shares of the GE Money Market Fund for Class B shares of any other GE Fund; provided however, such exchange privilege does not apply to Retail Class shares of the GE Money Market Fund derived from new investments made on or after January 29, 2007. There are no exchange privileges with respect to the GE Money Market Fund — Institutional Class shares. Exchanges are permitted provided that the acquired Fund is an investment option available to the investor requesting the exchange and the investor meets the eligibility and minimum investment requirements. An exchange may be subject to a redemption fee. For information on redemption fees, please see “How to Invest — More on Redemption Fees” later in this Prospectus. An exchange is a sale and purchase of shares for tax purposes. You may have a taxable gain or loss when you exchange your shares. To exchange shares:

■ by phone, call 1-800-242-0134. (This option is subject to a $100 minimum and is not available for certain corporate or trust accounts.)

■ through the GE Funds website at http://www.gefunds.com (This option is subject to a $100 minimum and is not available for certain corporate or trust accounts.)

■ in writing, send your request to GE Funds:

Mail to:

GE Funds

c/o PFPC Inc.

PO. Box 9838

Providence, RI 02940

Overnight Delivery:

GE Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Telephone: (401) 721-8050

If you exchange Class A, Class B or Class C shares for GE Money Market Fund — Retail Class shares, you will be subject to the applicable CDSC at the time that you sell your GE Money Market Fund — Retail Class shares. The time that you hold GE Money Market Fund shares is not included in the holding period for purposes of calculating the applicable CDSC on a redemption.

When We Receive Your Transaction Order

Purchase and redemption requests received in good order will be executed at the next offering price calculated after receipt of transaction instructions. Offering price is equal to the net asset value next determined plus any applicable sales charge.

■ Purchase and redemption orders are executed only on days when the NYSE is open for trading. NAV is normally calculated as of the close of business on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

■ If you hold more than one class of shares of a Fund, you must specify which class you intend to purchase or sell.

■ For Funds declaring daily income dividends, you will begin to earn income as of the first business day after payment for your order has been received by the Fund.

To pay for the cost of promoting the Funds and servicing your shareholder account, Class A, Class B, Class C and Class R shares of the Funds have adopted Rule 12b-1 plans, which require that fees be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges. The following table shows the distribution and service fees associated with investing in each class of shares.

GE Funds

Prospectus

How to Invest

Distribution and Shareholder Service Fees

Distribution and Shareholder Service Fee Rates

	All GE Funds except GE Short-Term Government Fund and GE Money Market Fund*			GE Short-Term Government Fund
	Distribution Fee	Service Fee		Distribution Fee	Service Fee
Class A	0.00%	0.25%	**	0.00%	0.25%	**
Class B	0.75%	0.25%		0.60%	0.25%
Class C	0.75%	0.25%		0.75%	0.25%
Class R	0.25%	0.25%	**	0.25%	0.25%	**
Class Y	None	None		None	None

*   No distribution and service fees are paid by the GE Money Market Fund.

** The 0.25% paid under the Rule 12b-1 plan may be used for both distribution and shareholder service expenses.

Networking and Sub-Transfer Agency Fees

Other Compensation Arrangements

The Funds may also pay certain Authorized Firms for services such as networking or sub-transfer agency (which typically includes record keeping investor accounts and aggregating, netting and/or transmission of orders). Payments are generally based on either (1) a percentage of the average daily net assets of investor accounts serviced by such Authorized Firms, or (2) a specified amount per account serviced or per transaction effected by such Authorized Firms. Any payments are in addition to, rather than in lieu of, shareholder servicing and distribution fees the Authorized Firm may also be receiving. From time to time, GE Asset Management or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits or other resources.

GE Asset Management and its affiliates may, at their own expense and out of their own legitimate profits or other resources, pay additional compensation to Authorized Firms. This additional compensation are payments over and above other types of shareholder servicing and distribution payments described elsewhere in the Prospectus. Firms that receive these payments may be affiliated with GE Asset Management.

Payments may relate to selling and/or servicing activities, such as: access to an intermediary’s customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesale activity; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities.

Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program.

GE Asset Management does not direct the Funds’ portfolio securities transactions, or otherwise compensate broker-dealers in connection with any Fund’s portfolio transactions in consideration of sales of Fund shares.

GE Asset Management and its affiliates also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. GE Asset

Management and its affiliates may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Funds to their client investors.

Authorized Firms and consultants that receive these various types of payments (including those affiliated with GE Asset Management) may have a conflict of interest in recommending or selling the Funds rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds. Ask your investment professional or visit your financial intermediary’s website for more information.

Disruptive Trading Policy

The Funds are meant for long-term investing. They are not meant for “market timing” or other types of frequent or short-term trading (“disruptive trading”). Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with the efficient management of the Fund’s investment portfolio. Accordingly, the Funds have adopted, and the Board has approved, policies and procedures reasonably designed to monitor Fund trading activity and, where disruptive trading is detected, to take action to stop such activity. The Funds reserve the right to amend these policies and procedures at any time without prior notice to investors or Authorized Firm.

Direct Investor Accounts

An investor that redeems or exchanges out of a particular Fund (other than the Money Market Fund) within 30 days of a purchase or exchange into that same Fund may be restricted from further investing in any Fund or exchanging between Funds, subject to the exceptions described below, all without prior notice to the investor. The Funds may also restrict investments and exchanges by investors that are believed to have engaged in a pattern of disruptive trading. In addition, the Funds may reject purchase orders or terminate or restrict the exchange privileges of any account associated with a broker-

dealer representative, branch office, or firm that the Funds have determined to be a source or facilitator of disruptive trading, even if no disruptive trading has occurred in that particular account. Exchanges and purchases may be permitted again for restricted investors under certain circumstances in the sole discretion of GE Asset Management (or its affiliates).

The foregoing restrictions apply to direct investor accounts and do not apply to shares held on the books of Authorized Firms through omnibus accounts with the Funds. The restrictions applicable to omnibus accounts with Authorized Firms are discussed below.

Exceptions:

The restrictions described above do not apply to (1) systematic withdrawals (e.g., regular periodic automatic redemptions, dividend and capital gain distributions, and systematic share class conversions); (2) systematic purchases (e.g., regular periodic automatic purchases, payroll contributions, and dividend reinvestments) where the entity maintaining the shareholder account is able to identify the transaction as a systematic withdrawal or purchase; (3) transactions by fund-of-funds advised by GE Asset Management; (4) transactions initiated by the trustee or adviser to a donor advised charitable fund; and (5) certain transactions (plan contributions, plan benefit payments, plan expenses and portfolio rebalancing) by defined benefit plans that receive asset allocation services by GE Asset Management. The Funds may also exclude small transactions less than an amount set from time to time under the Funds’ policies.

Omnibus Accounts with Authorized Firms

The Funds are also offered through Authorized Firms that may establish an “omnibus” account with the Funds. Because the Funds may not receive information on the trading activity of

GE Funds

Prospectus

How to Invest

the underlying individual investors, it may be difficult or impossible for the Funds to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of Authorized Firms or if omnibus accounts are used to hide disruptive trading within the trading activity of a large number of underlying investors.

In deciding whether to establish an omnibus account with an Authorized Firm, the Funds will consider whether the Authorized Firm has its own disruptive trading policies and procedures (which policies and procedures may differ materially from those applied by the Fund to direct accounts). If the Authorized Firm has its own disruptive trading policies and procedures, the Funds will seek assurance from the Authorized Firm that such policies and procedures will be effectively enforced.

If the Authorized Firm does not have its own disruptive trading policies and procedures, the Funds will seek to obtain the Authorized Firm’s cooperation in enforcing the Funds’ disruptive trading policies and procedures to the extent feasible. Such cooperation may include periodically providing the Funds with the trading activity of its underlying investors and, if disruptive trading is detected by the Funds, making efforts to stop it.

There are a number of existing omnibus accounts with Authorized Firms that were established prior to the adoption of the foregoing policies and procedures. These Authorized Firms may not have their own disruptive trading policies and procedures and/or the Funds may not have obtained their cooperation in enforcing the Funds’ disruptive trading policies and procedures to the extent feasible. The Funds will make reasonable efforts to work with these Authorized Firms to implement the policies and procedures described above, although there is no guarantee that such efforts will be successful.

Defined Contribution Plans

Participants in certain defined contribution plans that exchange out of any Fund (other than the GE Money Market Fund) may be restricted from further exchanging back into that same Fund for a period of at least 30 days. This restriction does not affect the participant’s ability to exchange into any investment option that has not been restricted or the participant’s ability to continue contributions into the participant’s defined contribution plan (including that same Fund).

This restriction also does not apply to certain withdrawals (such as distributions, hardship withdrawals and plan loans), systematic rebalancing or loan repayments.

Redemption Fees

To discourage shareholders from engaging in disruptive trading in the GE International Equity Fund or the GE Global Equity Fund, and to offset brokerage commissions, market impact, and other costs associated with disruptive trading, a 2% redemption fee is charged on redemptions of shares of such Funds. The redemption fee is charged on redemptions that are made (either by selling the shares of such Funds or exchanging into any other Fund) within 90 days of purchase (either by buying the shares of such Funds or exchanging into such Funds), subject to certain exceptions. See “How to Invest — More on Redemption Fees” for more information about the redemption fee.

Reservation of Rights to Reject Purchase or Exchange Orders

The Funds reserve the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or Authorized Firm.

Limitations on Ability to Prevent Disruptive Trading

Despite the efforts of the Funds and the Distributor to protect the Funds from harm caused by disruptive trading, there is no guarantee that the Fund’s disruptive trading policies and procedures will be effective. As discussed above, it may be difficult or impossible for the Funds to detect or stop disruptive trading in certain omnibus accounts with Authorized Firms. Regardless of whether those

Authorized Firms have their own disruptive trading policies and procedures or cooperate in enforcing the Funds’ policies and procedures to the extent feasible, there is no guarantee that they will be effective and they may differ materially from those applied by the Funds to direct accounts. In addition, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the Funds may not be able to detect or stop disruptive trading until harm to the Funds has already occurred.

Risks of Disruptive Trading

Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may:

■ require a Fund to keep more assets in money market instruments or other liquid holdings than it would otherwise consider appropriate, causing the Fund to miss out on gains in a rising market;

■ require a Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and

■ increase brokerage commissions and other portfolio transaction expenses by causing the Fund to buy and sell securities more frequently as assets move in and out.

Funds that invest in foreign securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “time-zone arbitrage,” a trading strategy that exploits the fact that the closing prices of foreign securities owned by the Fund are established some time before the Fund calculates its own share price (which typically occurs at 4:00 p.m. Eastern Time). Funds that invest significantly in high-yield bonds or small-cap equity securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity arbitrage,” a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with the efficient management of a Fund’s portfolio to an even greater degree than other types of disruptive trading and may dilute the value of Fund shares held by other investors.

More on Redemption Fees

A 2% redemption fee is charged on redemptions of shares of GE International Equity Fund and GE Global Equity Fund that are redeemed (either by selling the shares or exchanging into another Fund) within 90 days of purchase (either by buying the shares or exchanging into those Funds), subject to certain exceptions. Shares of GE International Equity Fund and GE Global Equity Fund held for more than 90 days are not subject to this 2% redemption fee. This fee is paid to the respective Funds, not GE Asset Management or the Distributor, and is designed to offset the brokerage commissions, market impact, and other costs associated with short-term trading. Shares held the longest will always be redeemed first. If a shareholder transfers shares to a different account registration or converts them to a different share class, the shares will retain their original purchase date for purposes of assessing the redemption fee.

The redemption fee does not apply to shares: (1) acquired through dividends or capital gains investments; (2) purchased through a defined contribution retirement plan (such as 401(k) and 403(b) plans); (3) redeemed because of death or disability, as defined in the Code; (4) that are mandatory retirement distributions of IRA accounts that represent the minimum required distribution from an IRA; (5) that are redemptions effected through the Systematic Withdrawal Plan; and (6) purchased or redeemed by GE LifeStyle Funds. These exceptions apply to shares purchased or redeemed either directly with the Fund or its Transfer Agent or indirectly through an Authorized Firm.

The 2% redemption fee will also be imposed on investments made through Authorized Firms in certain omnibus accounts that are not exempt as described above.

GE Funds Prospectus	Dividends, Capital Gains and Other Tax Information

Most GE Funds pay dividends from net investment income and distributions from net capital gains once each year. Unless you instruct a Fund to pay dividends from net investment income and distributions from net capital gains to you in a check mailed to you, they will automatically be reinvested in your account. There are no fees or charges to reinvest dividends or distributions.

GE Funds are subject to a 4% excise tax on undistributed net investment income and net capital gains. To avoid this tax, the Funds may pay dividends from net investment income and distribute net capital gains more frequently.

Fund	Distribution Schedule

GE U.S. Equity Fund GE Core Value Equity Fund GE Small-Cap Equity Fund GE Global Equity Fund GE International Equity Fund GE Premier Growth Equity Fund GE Strategic Investment Fund	■ Dividends of investment income are typically declared and paid annually. ■ Short-term and long-term capital gains, if any, are typically declared and paid annually.

GE Fixed Income Fund GE Government Securities Fund GE Short-Term Government Fund GE Tax-Exempt Fund GE Money Market Fund	■ Dividends of investment income are declared daily and paid monthly. ■ Short-term and long-term capital gains, if any, are typically declared and paid annually.

Taxes

Tax issues can be complicated. We suggest you consult your tax advisor for any questions you may have.

Except for investments made through tax-deferred accounts, you generally will owe taxes on amounts distributed to you. Dividends and distributions from net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxed at long-term capital gain rates regardless of how long you have owned your shares. Certain dividends paid to individuals may qualify to be taxed at long-term capital gain rates if the necessary holding periods are satisfied. Distributions generally will be taxed in the same manner whether they are received in cash or reinvested.

In addition, if you sell or redeem Fund shares, you generally will realize a capital gain or loss, which will be long-term or short-term, depending upon how long you held those shares. If you exchange shares for the same class of another GE Fund, the exchange will be treated as a sale and purchase of shares for tax purposes.

Distributions from GE Tax Exempt Fund

In general, income from the GE Tax Exempt Fund is exempt from regular federal income tax but will generally be subject to state and local taxes. Because the Fund may invest in taxable securities, some dividends from net investment income may be subject to federal, state and local income taxes. Moreover, some dividends from net investment income may be subject to federal alternative minimum taxes. Short-term and long-term capital gains distributed by the Fund are taxable.

Taxes on Transactions

Redemption, (including exchanges) may result in capital gains or losses for federal income tax purposes. A capital gain or loss on your investment is generally the difference between the cost basis of your shares and the proceeds you receive upon sale.

Tax Statement

You will receive an annual statement summarizing your dividend and capital gains distributions. Please consult a tax advisor if you have questions about your specific tax situation.

Backup Withholding

If you do not provide complete and certified taxpayer identification information, each Fund is obligated by law to withhold 28% of most Fund distributions and the proceeds from redemption of Fund shares.

GE Funds Prospectus	Calculating Share Value

Fund shares are sold and redeemed at net asset value (NAV) plus any applicable sales charge or less any applicable CDSC. The NAV of each share is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, each day the NYSE is open for trading, but may also incorporate certain prices or values for securities as of a later time. The NYSE is closed on certain holidays listed in the SAI. The value of the portfolio securities held by each Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The NAV per share class for each Fund is determined by adding the value of the Fund’s investments, cash, and other assets attributable to that class, subtracting its liabilities, and then dividing the result by the number of that class’ outstanding shares.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the quoted bid prices .

A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price.

All portfolio securities of the GE Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities. Investments that are fair valued are subject to valuation risk.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GE Asset Management may also separately monitor portfolio securities and, consistent with the Funds’ fair value procedures, apply a different value to a portfolio security than

would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these valuation procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Portfolio securities that are valued using techniques other than market quotations are subject to valuation risk.

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Financial Highlights

The financial highlights tables that follow are intended to help you understand a Fund’s financial performance for the fiscal years ended September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Fiscal year end information has been derived from the Funds’ financial statements which, for each period subsequent to September 30, 2003 were audited by KPMG LLP, registered independent public accountants and for the years or periods prior to October 1, 2003, were audited by another registered independent public accounting firm. KPMG’s report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

GE Funds

Prospectus

Financial Highlights

GE U.S. Equity Fund

	CLASS A

Years ended September 30	2007	2006	2005	2004	2003
Inception date	—	—	—	—	2/22/93
Net asset value, beginning of period	$30.00	$28.69	$26.41	$24.19	$20.31
Income (loss) from investment operations:
Net investment income (loss) (b)	0.34	0.29	0.36	0.20	0.16
Net realized and unrealized gains (losses) on investments	4.27	2.76	2.11	2.19	3.91
Total income (loss) from investment operations	4.61	3.05	2.47	2.39	4.07
Less distributions from:
Net investment income	0.42	0.46	0.19	0.17	0.19
Net realized gains	3.16	1.28	—	—	—
Total distributions	3.58	1.74	0.19	0.17	0.19

Net asset value, end of period	$31.03	$30.00	$28.69	$26.41	$24.19

Total Return (a)	16.59%	11.13%	9.40%	9.87%	20.09%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$316,324	$298,764	$339,327	$337,920	$315,980
Ratios to average net assets:
Net investment income (loss)	1.15%	1.00%	1.28%	0.77%	0.72%
Net expenses	0.76%	0.80%	0.78%	0.78%	0.83%
Gross expenses	0.76%	0.80%	0.78%	0.78%	0.83%
Portfolio turnover rate	53%	46%	36%	29%	26%

GE Premier Growth Equity Fund

	CLASS A

Years ended September 30	2007	2006	2005	2004	2003
Inception date	—	—	—	—	12/31/96
Net asset value, beginning of period	$27.64	$26.96	$24.71	$23.26	$18.50
Income (loss) from investment operations:
Net investment loss (b)	(0.02)	0.03	0.11	(0.01)	(0.05)
Net realized and unrealized gains (losses) on investments	3.64	1.23	2.19	1.46	4.81
Total income (loss) from investment operations	3.62	1.26	2.30	1.45	4.76
Less distributions from:
Net investment income	—	—	0.05	—	—
Net realized gains	4.11	0.58	—	—	—
Total distributions	4.11	0.58	0.05	—	—

Net asset value, end of period	$27.15	$27.64	$26.96	$24.71	$23.26

Total Return (a)	14.24%	4.69%	9.31%	6.23%	25.73%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$215,568	$224,381	$358,382	$378,947	$243,274
Ratios to average net assets:
Net investment income (loss)*	(0.07)%	0.12%	0.43%	(0.04)%	(0.23)%
Net expenses*	1.01%	1.02%	0.97%	1.00%	1.07%
Gross expenses*	1.01%	1.02%	0.97%	1.00%	1.08%
Portfolio turnover rate	28%	25%	34%	21%	17%

See Notes to Financial Highlights

CLASS B						CLASS C						CLASS Y

2007	2006	2005	2004		2003	2007	2006	2005	2004		2003	2007	2006	2005	2004	2003
—	—	—	—		12/22/93	—	—	—	—		9/30/99	—	—	—	—	11/29/93
$28.62	$27.36	$25.20	$23.11		$19.38	$28.24	$27.07	$24.93	$22.93		$19.23	$29.92	$28.62	$26.35	$24.14	$20.26

0.12	0.06	0.16	0.00	(c)	(0.01)	0.12	0.07	0.15	0.00	(c)	(0.01)	0.41	0.37	0.44	0.27	0.22
4.06	2.64	2.00	2.09		3.74	4.00	2.60	1.99	2.07		3.75	4.26	2.75	2.10	2.17	3.91
4.18	2.70	2.16	2.09		3.73	4.12	2.67	2.14	2.07		3.74	4.67	3.12	2.54	2.44	4.13

0.15	0.16	—	—		—	0.20	0.22	—	0.07		0.04	0.50	0.54	0.27	0.23	0.25
3.16	1.28	—	—		—	3.16	1.28	—	—		—	3.16	1.28	—	—	—
3.31	1.44	—	—		—	3.36	1.50	—	0.07		0.04	3.66	1.82	0.27	0.23	0.25

$29.49	$28.62	$27.36	$25.20		$23.11	$29.00	$28.24	$27.07	$24.93		$22.93	$30.93	$29.92	$28.62	$26.35	$24.14

15.72%	10.28%	8.57%	9.04%		19.25%	15.71%	10.29%	8.58%	9.05%		19.46%	16.87%	11.40%	9.68%	10.13%	20.47%

$4,910	$6,738	$12,406	$19,373		$22,447	$6,892	$7,649	$9,306	$12,355		$10,137	$136,756	$115,005	$306,532	$346,807	$307,727

0.43%	0.23%	0.58%	0.02%		(0.03)%	0.42%	0.25%	0.57%	0.01%		(0.04)%	1.39%	1.27%	1.56%	1.02%	0.97%
1.51%	1.55%	1.53%	1.53%		1.58%	1.51%	1.55%	1.53%	1.53%		1.57%	0.51%	0.54%	0.53%	0.53%	0.58%
1.51%	1.55%	1.53%	1.53%		1.58%	1.51%	1.55%	1.53%	1.53%		1.57%	0.51%	0.54%	0.53%	0.53%	0.58%
53%	46%	36%	29%		26%	53%	46%	36%	29%		26%	53%	46%	36%	29%	26%

CLASS B					CLASS C					CLASS Y

2007	2006	2005	2004	2003	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003
—	—	—	—	12/31/96	—	—	—	—	9/30/99	—	—	—	—	12/31/96
$25.67	$25.27	$23.29	$22.09	$17.70	$25.68	$25.28	$23.30	$22.10	$17.69	$28.11	$27.40	$25.13	$23.60	$18.72

(0.20)	(0.16)	(0.07)	(0.19)	(0.20)	(0.20)	(0.16)	(0.08)	(0.19)	(0.20)	0.04	0.10	0.16	0.05	0.00	(c)
3.35	1.14	2.05	1.39	4.59	3.35	1.14	2.06	1.39	4.61	3.70	1.25	2.26	1.48	4.88
3.15	0.98	1.98	1.20	4.39	3.15	0.98	1.98	1.20	4.41	3.74	1.35	2.42	1.53	4.88

—	—	—	—	—	—	—	—	—	—	0.17	0.06	0.15	—	—
4.11	0.58	—	—	—	4.11	0.58	—	—	—	4.11	0.58	—	—	—
4.11	0.58	—	—	—	4.11	0.58	—	—	—	4.28	0.64	0.15	—	—

$24.71	$25.67	$25.27	$23.29	$22.09	$24.72	$25.68	$25.28	$23.30	$22.10	$27.57	$28.11	$27.40	$25.13	$23.60

13.40%	3.88%	8.50%	5.43%	24.80%	13.40%	3.88%	8.50%	5.43%	24.93%	14.52%	4.94%	9.62%	6.48%	26.07%

$12,542	$16,432	$27,629	$35,377	$34,657	$31,467	$39,838	$63,433	$68,744	$47,482	$16,826	$66,149	$209,902	$139,864	$93,875

(0.82)%	(0.64)%	(0.29)%	(0.78)%	(0.98)%	(0.82)%	(0.63)%	(0.32)%	(0.79)%	(0.99)%	0.17%	0.34%	0.58%	0.21%	0.02%
1.76%	1.77%	1.72%	1.75%	1.82%	1.76%	1.78%	1.72%	1.75%	1.83%	0.75%	0.76%	0.72%	0.75%	0.82%
1.76%	1.77%	1.72%	1.75%	1.82%	1.76%	1.78%	1.72%	1.75%	1.84%	0.75%	0.76%	0.72%	0.75%	0.83%
28%	25%	34%	21%	17%	28%	25%	34%	21%	17%	28%	25%	34%	21%	17%

See Notes to Financial Highlights

GE Funds

Prospectus

Financial Highlights

GE Core Value Equity Fund

	CLASS A

Years ended September 30	2007	2006	2005	2004	2003
Inception date	—	—	—	—	9/8/93
Net asset value, beginning of period	$11.93	$11.65	$10.94	$9.81	$8.29
Income (loss) from investment operations:
Net investment income (loss) (b)	0.12	0.09	0.11	0.07	0.07
Net realized and unrealized gains (losses) on investments	1.91	1.17	1.04	1.13	1.54
Total income (loss) from investment operations	2.03	1.26	1.15	1.20	1.61
Less distributions from:
Net investment income	0.14	0.10	0.09	0.07	0.09
Net realized gains	1.00	0.88	0.35	—	—
Total distributions	1.14	0.98	0.44	0.07	0.09

Net asset value, end of period	$12.82	$11.93	$11.65	$10.94	$9.81

Total Return (a)	18.00%	11.58%	10.73%	12.32%	19.49%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$56,907	$58,024	$47,633	$48,065	$48,400
Ratios to average net assets:
Net investment income (loss)	1.02%	0.80%	1.00%	0.61%	0.73%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.13%
Gross expenses	1.20%	1.19%	1.21%	1.31%	1.18%
Portfolio turnover rate	59%	52%	35%	32%	29%

GE Small-Cap Equity Fund

	CLASS A

Years ended September 30	2007	2006	2005	2004	2003
Inception date	—	—	—	—	9/30/98
Net asset value, beginning of period	$16.16	$15.70	$14.87	$12.67	$11.49
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.01)	(0.02)	0.04	(0.06)	(0.01)
Net realized and unrealized gains (losses) on investments	2.24	1.03	2.89	2.26	1.19
Total income (loss) from investment operations	2.23	1.01	2.93	2.20	1.18
Less distributions from:
Net investment income	—	0.02	—	—	—
Net realized gains	2.26	0.53	2.10	—	—
Total distributions	2.26	0.55	2.10	—	—

Net asset value, end of period	$16.13	$16.16	$15.70	$14.87	$12.67

Total Return (a)	14.87%	6.60%	20.87%	17.36%	10.27%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$58,523	$59,397	$56,235	$48,852	$51,902
Ratios to average net assets:
Net investment income (loss)	(0.03)%	(0.13)%	0.26%	(0.38)%	(0.06)%
Net expenses	1.24%	1.21%	1.21%	1.25%	1.24%
Gross expenses	1.24%	1.21%	1.21%	1.24%	1.24%
Portfolio turnover rate	37%	38%	34%	93%	122%

See Notes to Financial Highlights

CLASS B						CLASS C							CLASS Y

2007	2006	2005	2004	2003		2007	2006	2005		2004	2003		2007	2006	2005	2004	2003
—	—	—	—	9/8/93		—	—	—		—	9/30/99		—	—	—	—	1/5/98
$11.38	$11.15	$10.47	$9.39	$7.93		$11.32	$11.10	$10.43		$9.37	$7.92		$12.71	$12.31	$11.54	$10.37	$8.77

0.04	—	0.03	(0.01)	(0.00)	(c)	0.03	—	0.03		(0.01)	(0.00)	(c)	0.17	0.14	0.15	0.10	0.09
1.81	1.11	1.00	1.09	1.46		1.81	1.11	0.99		1.08	1.48		2.15	1.27	1.10	1.17	1.62
1.85	1.11	1.03	1.08	1.46		1.84	1.11	1.02		1.07	1.48		2.32	1.41	1.25	1.27	1.71

0.02	—	—	—	—		0.04	0.01	(0.00)	(c)	0.01	0.03		0.12	0.13	0.13	0.10	0.11
1.00	0.88	0.35	—	—		1.00	0.88	0.35		—	—		1.00	0.88	0.35	—	—
1.02	0.88	0.35	—	—		1.04	0.89	0.35		0.01	0.03		1.12	1.01	0.48	0.10	0.11

$12.21	$11.38	$11.15	$10.47	$9.39		$12.12	$11.32	$11.10		$10.43	$9.37		$13.91	$12.71	$12.31	$11.54	$10.37

17.14%	10.66%	9.88%	11.50%	18.41%		17.18%	10.72%	9.85%		11.43%	18.68%		19.25%	12.26%	10.91%	12.29%	19.64%

$2,967	$4,201	$6,342	$9,734	$13,568		$1,535	$1,625	$1,695		$1,690	$1,783		$—	$—	$56	$42	$5,993

0.33%	0.04%	0.29%	(0.13)%	(0.02)%		0.29%	0.05%	0.24%		(0.14)%	(0.04)%		1.28%	1.11%	1.26%	0.93%	0.96%
1.95%	1.95%	1.95%	1.95%	1.87%		1.95%	1.95%	1.95%		1.95%	1.88%		0.95%	0.95%	0.95%	0.95%	0.88%
1.95%	1.95%	1.96%	2.05%	1.92%		1.95%	1.94%	1.96%		2.05%	1.94%		0.95%	0.95%	0.96%	0.99%	0.94%
59%	52%	35%	32%	29%		59%	52%	35%		32%	29%		59%	52%	35%	32%	29%

CLASS B					CLASS C					CLASS Y

2007	2006	2005	2004	2003	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003
—	—	—	—	9/30/98	—	—	—	—	9/30/99	—	—	—	—	9/30/98
$15.11	$14.81	$14.22	$12.22	$11.16	$15.07	$14.77	$14.19	$12.19	$11.14	$16.44	$15.99	$15.07	$12.81	$11.59

(0.12)	(0.14)	(0.06)	(0.16)	(0.09)	(0.12)	(0.13)	(0.06)	(0.16)	(0.09)	0.04	0.02	0.08	(0.02)	0.02
2.09	0.97	2.75	2.16	1.15	2.07	0.96	2.74	2.16	1.14	2.28	1.04	2.94	2.28	1.20
1.97	0.83	2.69	2.00	1.06	1.95	0.83	2.68	2.00	1.05	2.32	1.06	3.02	2.26	1.22

—	—	—	—	—	—	—	—	—	—	—	0.08	—	—	—
2.26	0.53	2.10	—	—	2.26	0.53	2.10	—	—	2.26	0.53	2.10	—	—
2.26	0.53	2.10	—	—	2.26	0.53	2.10	—	—	2.26	0.61	2.10	—	—

$14.82	$15.11	$14.81	$14.22	$12.22	$14.76	$15.07	$14.77	$14.19	$12.19	$16.50	$16.44	$15.99	$15.07	$12.81

14.10%	5.77%	20.04%	16.37%	9.50%	13.99%	5.79%	20.02%	16.41%	9.43%	15.20%	6.85%	21.22%	17.64%	10.53%

$7,716	$10,583	$11,567	$11,885	$18,694	$7,428	$7,668	$8,391	$9,615	$8.945	$8,053	$11,990	$24,385	$23.144	$19,715

(0.78)%	(0.88)%	(0.46)%	(1.15)%	(0.81)%	(0.78)%	(0.88)%	(0.44)%	(1.12)%	(0.83)%	0.23%	0.10%	0.54%	(0.12)%	0.18%
1.98%	1.96%	1.95%	1.99%	1.99%	1.99%	1.96%	1.95%	1.99%	2.01%	0.99%	0.95%	0.96%	0.99%	1.01%
1.98%	1.96%	1.96%	2.00%	1.99%	1.99%	1.96%	1.96%	2.00%	2.01%	0.99%	0.95%	0.96%	1.00%	1.01%
37%	38%	34%	93%	122%	37%	38%	34%	93%	122%	37%	38%	34%	93%	122%

See Notes to Financial Highlights

GE Funds

Prospectus

Financial Highlights

GE Global Equity Fund

	CLASS A

Years ended September 30	2007	2006	2005	2004	2003
Inception date	—	—	—	—	2/22/93
Net asset value, beginning of period	$24.66	$21.05	$18.13	$16.07	$13.39
Income (loss) from investment operations:
Net investment income (loss) (b)	0.18	0.10	0.19	0.04	0.04
Net realized and unrealized gains (losses) on investments	7.38	3.64	2.83	2.05	2.71
Total income (loss) from investment operations	7.56	3.74	3.02	2.09	2.75
Less distributions from:
Net investment income	0.14	0.13	0.10	0.03	0.07
Net realized gains	—	—	—	—	—
Total distributions	0.14	0.13	0.10	0.03	0.07

Net asset value, end of period	$32.08	$24.66	$21.05	$18.13	$16.07

Total Return (a)	30.78%	17.85%	16.67%	13.03%	20.56%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$50,051	$37,653	$32,038	$30,324	$27,864
Ratios to average net assets:
Net investment income (loss)	0.64%	0.43%	0.95%	0.22%	0.26%
Net expenses	1.36%	1.46%	1.49%	1.65%	1.50%
Gross expenses	1.36%	1.46%	1.50%	1.67%	1.57%
Portfolio turnover rate	66%	57%	61%	28%	64%

GE International Equity Fund

	CLASS A

Years ended September 30	2007	2006	2005	2004	2003
Inception date	—	—	—	—	3/2/94
Net asset value, beginning of period	$18.79	$15.87	$12.73	$10.58	$9.41
Income (loss) from investment operations:
Net investment income (loss) (b)	0.23	0.16	0.14	0.09	0.07
Net realized and unrealized gains (losses) on investments	6.21	2.90	3.07	2.11	1.17
Total income (loss) from investment operations	6.44	3.06	3.21	2.20	1.24
Less distributions from:
Net investment income	0.16	0.14	0.07	0.05	0.07
Net realized gains	0.02	—	—	—	—
Total distributions	0.18	0.14	0.07	0.05	0.07

Net asset value, end of period	$25.05	$18.79	$15.87	$12.73	$10.58

Total Return (a)	34.50%	19.38%	25.32%	20.88%	13.18%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$56,956	$40,564	$28,881	$23,144	$19,694
Ratios to average net assets:
Net investment income (loss)	1.06%	0.90%	0.97%	0.69%	0.75%
Net expenses	1.45%	1.58%	1.42%	1.58%	1.51%
Gross expenses	1.45%	1.58%	1.43%	1.58%	1.51%
Portfolio turnover rate	38%	39%	66%	31%	68%

See Notes to Financial Highlights

CLASS B					CLASS C					CLASS Y

2007	2006	2005	2004	2003	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003
—	—	—	—	12/22/93	—	—	—	—	9/30/99	—	—	—	—	11/29/93
$22.71	$19.41	$16.76	$14.94	$12.48	$22.85	$19.54	$16.88	$15.04	$12.47	$24.77	$21.14	$18.21	$16.14	$13.45

(0.03)	(0.07)	0.04	(0.09)	(0.07)	—	(0.06)	0.04	(0.09)	(0.07)	0.26	0.16	0.24	0.09	0.08
6.80	3.37	2.61	1.91	2.53	6.81	3.37	2.62	1.93	2.64	7.40	3.66	2.84	2.05	2.72
6.77	3.30	2.65	1.82	2.46	6.81	3.31	2.66	1.84	2.57	7.66	3.82	3.08	2.14	2.80

—	—	—	—	—	—	—	—	—	—	0.20	0.19	0.15	0.07	0.11
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	0.20	0.19	0.15	0.07	0.11

$29.48	$22.71	$19.41	$16.76	$14.94	$29.66	$22.85	$19.54	$16.88	$15.04	$32.23	$24.77	$21.14	$18.21	$16.14

29.81%	17.00%	15.81%	12.18%	19.71%	29,80%	16.94%	15.76%	12.23%	20.61%	31.11%	18.14%	16.98%	13.31%	20.87%

$457	$542	$826	$1,047	$1,503	$467	$318	$272	$423	$326	$25,544	$20,643	$18,183	$16,596	$13,548

(0.12)%	(0.33)%	0.21%	(0.51)%	(0.51)%	(0.01)%	(0.30)%	0.20%	(0.51)%	(0.47)%	0.91%	0.69%	1.19%	0.49%	0.51%
2.10%	2.21%	2.24%	2.40%	2.27%	2.10%	2.21%	2.24%	2.40%	2.26%	1.10%	1.21%	1.24%	1.40%	1.26%
2.10%	2.21%	2.25%	2.42%	2.36%	2.10%	2.21%	2.25%	2.42%	2.33%	1.10%	1.21%	1.25%	1.42%	1.34%
66%	57%	61%	28%	64%	66%	57%	61%	28%	64%	66%	57%	61%	28%	64%

CLASS B						CLASS C						CLASS Y

2007	2006	2005	2004		2003	2007	2006	2005	2004	2003		2007	2006	2005	2004	2003
—	—	—	—		3/2/94	—	—	—	—	9/30/99		—	—	—	—	3/2/94
$17.48	$14.79	$11.89	$9.92		$8.86	$17.58	$14.85	$11.94	$9.95	$8.85		$18.99	$16.01	$12.85	$10.68	$9.53

0.04	0.02	0.02	(0.00)	(c)	(0.01)	0.05	0.02	0.03	(0.01)	0.00	(c)	0.28	0.09	0.18	0.12	0.09
5.82	2.70	2.88	1.98		1.07	5.84	2.72	2.88	2.01	1.12		6.29	3.06	3.09	2.14	1.16
5.86	2.72	2.90	1.98		1.06	5.89	2.74	2.91	2.00	1.12		6.57	3.15	3.27	2.26	1.25

0.03	0.03	—	0.01		—	0.01	0.01	—	0.01	0.02		0.21	0.17	0.11	0.09	0.10
0.02	—	—	—		—	0.02	—	—	—	—		0.02	—	—	—	—
0.05	0.03	—	0.01		—	0.03	0.01	—	0.01	0.02		0.23	0.17	0.11	0.09	0.10

$23.29	$17.48	$14.79	$11.89		$9.92	$23.44	$17.58	$14.85	$11.94	$9.95		$25.33	$18.99	$16.01	$12.85	$10.68

33.54%	18.41%	24.39%	19.97%		11.96%	33.53%	18.48%	24.37%	20.07%	12.62%		34.85%	19.83%	25.58%	21.22%	13.19%

$1,449	$1,473	$1,249	$1,286		$954	$1,259	$1,031	$1,196	$1,081	$1,200		$10,354	$7,679	$69,794	$46,942	$37,413

0.22%	0.13%	0.12%	(0.02)%		(0.09)%	0.25%	0.12%	0.19%	(0.09)%	0.05%		1.29%	0.51%	1.26%	0.95%	0.91%
2.20%	2.32%	2.18%	2.33%		2.25%	2.20%	2.31%	2.17%	2.32%	2.27%		1.20%	1.17%	1.17%	1.33%	1.25%
2.20%	2.32%	2.18%	2.33%		2.25%	2.20%	2.31%	2.18%	2.33%	2.28%		1.20%	1.17%	1.17%	1.33%	1.26%
38%	39%	66%	31%		68%	38%	39%	66%	31%	68%		38%	39%	66%	31%	68%

See Notes to Financial Highlights

GE Funds

Prospectus

Financial Highlights

GE Fixed Income Fund

	CLASS A

Years ended September 30	2007	2006	2005	2004	2003
Inception date	—	—	—	—	2/22/93
Net asset value, beginning of period	$11.90	$12.12	$12.56	$12.78	$12.75
Income (loss) from investment operations:
Net investment income (b)	0.61	0.57	0.48	0.41	0.41
Net realized and unrealized gains (losses) on investments	(0.07)	(0.20)	(0.22)	(0.04)	0.16
Total income (loss) from investment operations	0.54	0.37	0.26	0.37	0.57
Less distributions from:
Net investment income	0.60	0.56	0.47	0.42	0.44
Net realized gains	—	0.03	0.23	0.17	0.10
Total distributions	0.60	0.59	0.70	0.59	0.54

Net asset value, end of period	$11.84	$11.90	$12.12	$12.56	$12.78

Total Return (a)	4.77%	3.13%	2.11%	2.99%	4.58%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$121,475	$130,779	$142,688	$153,014	$167,091
Ratios to average net assets:
Net investment income	5.10%	4.84%	3.85%	3.30%	3.20%
Net expenses	0.82%	0.80%	0.80%	0.78%	0.78%
Gross expenses	0.83%	0.86%	0.81%	0.79%	0.78%
Portfolio turnover rate	385%	337%	311%	363%	381%

GE Government Securities Fund

	CLASS A

Years ended September 30	2007	2006	2005	2004	2003
Inception date	—	—	—	—	9/8/93
Net asset value, beginning of period	$8.56	$8.69	$8.79	$8.90	$8.94
Income (loss) from investment operations:
Net investment income (b)	0.34	0.32	0.28	0.25	0.30
Net realized and unrealized gains (losses) on investments	0.04	(0.13)	(0.10)	(0.11)	(0.04)
Total income (loss) from investment operations	0.38	0.19	0.18	0.14	0.26
Less distributions from:
Net investment income	0.34	0.32	0.28	0.25	0.30
Total distributions	0.34	0.32	0.28	0.25	0.30

Net asset value, end of period	$8.60	$8.56	$8.69	$8.79	$8.90

Total Return (a)	4.57%	2.27%	2.08%	1.60%	2.95%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$119,640	$132,535	$154,259	$169,373	$194,705
Ratios to average net assets:
Net investment income	4.01%	3.76%	3.21%	2.80%	3.36%
Net expenses	0.89%	0.88%	0.86%	0.95%	0.87%
Gross expenses	0.90%	0.88%	0.86%	0.96%	0.87%
Portfolio turnover rate	323%	275%	148%	217%	151%

See Notes to Financial Highlights

CLASS B					CLASS C					CLASS Y

2007	2006	2005	2004	2003	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003
—	—	—	—	12/22/93	—	—	—	—	9/30/99	—	—	—	—	11/29/93
$11.90	$12.12	$12.56	$12.78	$12.76	$11.91	$12.14	$12.57	$12.79	$12.76	$11.89	$12.11	$12.55	$12.77	$12.75

0.52	0.48	0.38	0.32	0.31	0.52	0.49	0.38	0.32	0.30	0.64	0.61	0.51	0.44	0.44
(0.06)	(0.19)	(0.21)	(0.04)	0.15	(0.05)	(0.21)	(0.20)	(0.04)	0.17	(0.06)	(0.21)	(0.22)	(0.04)	0.15
0.46	0.29	0.17	0.28	0.46	0.47	0.28	0.18	0.28	0.47	0.58	0.40	0.29	0.40	0.59

0.52	0.48	0.38	0.33	0.34	0.52	0.48	0.38	0.33	0.34	0.63	0.59	0.50	0.45	0.47
—	0.03	0.23	0.17	0.10	—	0.03	0.23	0.17	0.10	—	0.03	0.23	0.17	0.10
0.52	0.51	0.61	0.50	0.44	0.52	0.51	0.61	0.50	0.44	0.63	0.62	0.73	0.62	0.57

$11.84	$11.90	$12.12	$12.56	$12.78	$11.86	$11.91	$12.14	$12.57	$12.79	$11.84	$11.89	$12.11	$12.55	$12.77

3.99%	2.45%	1.34%	2.22%	3.71%	3.99%	2.37%	1.43%	2.22%	3.78%	5.03%	3.48%	2.36%	3.24%	4.75%

$1,472	$2,078	$2,728	$3,208	$3,555	$1,108	$1.237	$1.731	$2,681	$3,274	$14,221	$14,900	$87,216	$94,622	$110,539

4.34%	4.08%	3.09%	2.55%	2.45%	4.34%	4.09%	3.10%	2.55%	2.36%	5.35%	4.99%	4.10%	3.55%	3.45%
1.57%	1.55%	1.55%	1.53%	1.53%	1.57%	1.55%	1.55%	1.53%	1.52%	0.57%	0.55%	0.55%	0.53%	0.53%
1.58%	1.61%	1.56%	1.54%	1.54%	1.58%	1.61%	1.56%	1.54%	1.53%	0.58%	0.58%	0.56%	0.54%	0.53%
385%	337%	311%	363%	381%	385%	337%	311%	363%	381%	385%	337%	311%	363%	381%

CLASS B					CLASS C

2007	2006	2005	2004	2003	2007	2006	2005	2004	2003
—	—	—	—	4/22/87	—	—	—	—	9/30/99
$8.63	$8.77	$8.86	$8.98	$9.01	$8.66	$8.80	$8.89	$9.00	$9.04

0.28	0.26	0.21	0.18	0.24	0.28	0.26	0.22	0.18	0.24
0.05	(0.14)	(0.08)	(0.12)	(0.04)	0.05	(0.14)	(0.09)	(0.11)	(0.05)
0.33	0.12	0.13	0.06	0.20	0.33	0.12	0.13	0.07	0.19

0.28	0.26	0.22	0.18	0.23	0.28	0.26	0.22	0.18	0.23
0.28	0.26	0.22	0.18	0.23	0.28	0.26	0.22	0.18	0.23

$8.68	$8.63	$8.77	$8.86	$8.98	$8.71	$8.66	$8.80	$8.89	$9.00

3.91%	1.40%	1.44%	0.74%	2.31%	3.90%	1.41%	1.44%	0.85%	2.19%

$896	$1,468	$2,327	$5,159	$8,366	$294	$418	$543	$777	$1,047

3.24%	3.01%	2.43%	2.04%	2.68%	3.24%	3.01%	2.40%	2.04%	2.61%
1.64%	1.63%	1.61%	1.70%	1.62%	1.64%	1.63%	1.61%	1.70%	1.62%
1.65%	1.63%	1.62%	1.71%	1.62%	1.64%	1.63%	1.62%	1.71%	1.62%
323%	275%	148%	217%	151%	323%	275%	148%	217%	151%

See Notes to Financial Highlights

GE Funds

Prospectus

Financial Highlights

GE Short-Term Government Fund

	CLASS A

Years ended September 30	2007	2006	2005	2004	2003
Inception date	—	—	—	—	3/2/94
Net asset value, beginning of period	$11.23	$11.31	$11.67	$12.04	$12.21
Income (loss) from investment operations:
Net investment income (b)	0.49	0.48	0.48	0.36	0.34
Net realized and unrealized gains (losses) on investments	0.05	(0.09)	(0.36)	(0.25)	(0.09)
Total income from investment operations	0.54	0.39	0.12	0.11	0.25
Less distributions from:
Net investment income	0.48	0.47	0.48	0.36	0.41
Net realized gains	—	—	—	0.09	0.01
Return of capital	—	—	—	0.03	—
Total distributions	0.48	0.47	0.48	0.48	0.42

Net asset value, end of period	$11.29	$11.23	$11.31	$11.67	$12.04

Total Return (a)	4.95%	3.51%	1.08%	0.91%	2.06%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$38,705	$37,676	$43,909	$53,825	$64,054
Ratios to average net assets:
Net investment income	4.34%	4.27%	4.15%	3.02%	2.82%
Net expenses	0.80%	0.79%	0.78%	0.75%	0.73%
Gross expenses	0.80%	0.80%	0.86%	0.86%	0.80%
Portfolio turnover rate	114%	222%	91%	89%	110%

GE Tax-Exempt Fund

	CLASS A

Years ended September 30	2007	2006	2005	2004	2003
Inception date	—	—	—	—	9/8/93
Net asset value, beginning of period	$11.63	$11.77	$12.04	$12.19	$12.21
Income (loss) from investment operations:
Net investment income (b)	0.46	0.46	0.45	0.43	0.44
Net realized and unrealized gains (losses) on investments	(0.22)	(0.14)	(0.27)	(0.15)	(0.02)
Total income (loss) from investment operations	0.24	0.32	0.18	0.28	0.42
Less distributions from:
Net investment income	0.46	0.46	0.45	0.43	0.44
Total distributions	0.46	0.46	0.45	0.43	0.44

Net asset value, end of period	$11.41	$11.63	$11.77	$12.04	$12.19

Total Return (a)	2.11%	2.82%	1.50%	2.37%	3.54%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$29,433	$26,327	$29,685	$40,638	$41,541
Ratios to average net assets:
Net investment income	4.00%	3.98%	3.77%	3.58%	3.59%
Net expenses	0.87%	0.87%	0.87%	0.87%	0.85%
Gross expenses	1.12%	1.04%	0.96%	0.90%	0.86%
Portfolio turnover rate	40%	43%	39%	17%	30%

See Notes to Financial Highlights

CLASS B					CLASS C					CLASS Y

2007	2006	2005	2004	2003	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003
—	—	—	—	3/2/94	—	—	—	—	9/30/99	—	—	—	—	3/2/94
$11.22	$11.29	$11.65	$12.02	$12.19	$11.22	$11.29	$11.65	$12.02	$12.19	$11.20	$11.27	$11.63	$12.00	$12.17

0.42	0.41	0.41	0.29	0.27	0.40	0.39	0.39	0.26	0.24	0.51	0.49	0.52	0.38	0.40
0.05	(0.08)	(0.36)	(0.25)	(0.10)	0.05	(0.08)	(0.35)	(0.24)	(0.09)	0.05	(0.07)	(0.37)	(0.23)	(0.12)
0.47	0.33	0.05	0.04	0.17	0.45	0.31	0.04	0.02	0.15	0.56	0.42	0.15	0.15	0.28

0.42	0.40	0.41	0.29	0.33	0.40	0.38	0.40	0.27	0.31	0.51	0.49	0.51	0.40	0.44
—	—	—	0.09	0.01	—	—	—	0.09	0.01	—	—	—	0.09	0.01
—	—	—	0.03	—	—	—	—	0.03	—	—	—	—	0.03	—
0.42	0.40	0.41	0.41	0.34	0.40	0.38	0.40	0.39	0.32	0.51	0.49	0.51	0.52	0.45

$11.27	$11.22	$11.29	$11.65	$12.02	$11.27	$11.22	$11.29	$11.65	$12.02	$11.25	$11.20	$11.27	$11.63	$12.00

4.23%	2.98%	0.47%	0.30%	1.45%	4.08%	2.83%	0.32%	0.14%	1.29%	5.12%	3.84%	1.32%	1.26%	2.32%

$3,219	$4,543	$4,243	$5,044	$5,206	$3,039	$4,007	$5,322	$7,591	$8,281	$54,444	$50,153	$7,302	$7,821	$1,160

3.75%	3.67%	3.55%	2.44%	2.20%	3.60%	3.53%	3.38%	2.24%	1.99%	4.59%	4.39%	4.41%	3.41%	3.33%
1.40%	1.39%	1.38%	1.35%	1.32%	1.55%	1.55%	1.53%	1.50%	1.47%	0.55%	0.54%	0.53%	0.50%	0.47%
1.40%	1.40%	1.46%	1.46%	1.40%	1.55%	1.56%	1.61%	1.61%	1.55%	0.55%	0.55%	0.61%	0.62%	0.52%
114%	222%	91%	89%	110%	114%	222%	91%	89%	110%	114%	222%	91%	89%	110%

CLASS B					CLASS C					CLASS Y

2007	2006	2005	2004	2003	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003
—	—	—	—	9/8/93	—	—	—	—	9/30/99	—	—	—	—	9/26/97
$11.63	$11.77	$12.04	$12.18	$12.21	$11.62	$11.76	$12.04	$12.18	$12.21	$12.57	$12.72	$13.04	$13.18	$12.70

0.38	0.37	0.36	0.34	0.35	0.37	0.38	0.36	0.34	0.35	0.53	0.53	0.51	0.50	0.48
(0.23)	(0.14)	(0.27)	(0.14)	(0.03)	(0.21)	(0.14)	(0.28)	(0.14)	(0.03)	(0.23)	(0.15)	(0.31)	(0.14)	0.50	*
0.15	023	0.09	0.20	0.32	0.16	0.24	0.08	0.20	0.32	0.30	0.38	0.20	0.36	0.98

0.37	0.37	0.36	0.34	0.35	0.37	0.38	0.36	0.34	0.35	0.53	0.53	0.52	0.50	0.50	*
0.37	0.37	0.36	0.34	0.35	0.37	0.38	0.36	0.34	0.35	0.53	0.53	0.52	0.50	0.50

$11.41	$11.63	$11.77	$12.04	$12.18	$11.41	$11.62	$11.76	$12.04	$12.18	$12.34	$12.57	$12.72	$13.04	$13.18

1.35%	2.05%	0.75%	1.69%	2.69%	1.44%	2.06%	0.66%	1.69%	2.77%	2.43%	3.09%	1.54%	2.81%	7.88%	*

$484	$849	$1,630	$2,582	$3,779	$228	$364	$956	$1,771	$2,711	$36	$35	$34	$33	$287

3.27%	3.24%	3.02%	2.82%	2.89%	3.27%	3.27%	3.03%	2.83%	2.90%	4.25%	4.24%	3.98%	3.81%	3.70%
1.62%	1.62%	1.62%	1.62%	1.60%	1.62%	1.63%	1.63%	1.62%	1.60%	0.62%	0.61%	0.62%	0.62%	0.62%
1.87%	1.79%	1.71%	1.66%	1.61%	1.87%	1.79%	1.71%	1.66%	1.60%	0,87%	0.77%	0.71%	0.66%	0.63%
40%	43%	39%	17%	30%	40%	43%	39%	17%	30%	40%	43%	39%	17%	30%

See Notes to Financial Highlights

GE Funds

Prospectus

Financial Highlights

GE Strategic Investment Fund

	CLASS A

Years ended September 30	2007	2006	2005	2004	2003
Inception date	—	—	—	—	2/22/93
Net asset value, beginning of period	$25.10	$24.94	$23.67	$22.19	$19.30
Income (loss) from investment operations:
Net investment income (b)	0.46	0.44	0.43	0.30	0.31
Net realized and unrealized gains (losses) on investments	4.01	1.91	1.67	1.45	2.99
Total income (loss) from investment operations	4.47	2.35	2.10	1.75	3.30
Less distributions from:
Net investment income	0.53	0.42	0.39	0.27	0.41
Net realized gains	2.01	1.77	0.44	—	—
Total distributions	2.54	2.19	0.83	0.27	0.41

Net asset value, end of period	$27.03	$25.10	$24.94	$23.67	$22.19

Total Return (a)	19.03%	10.01%	8.90%	7.94%	17.33%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$147,927	$133,003	$129,971	$128,471	$113,033
Ratios to average net assets:
Net investment income	1.82%	1.81%	1.74%	1.28%	1.50%
Net expenses	0.87%	0.89%	0.80%	0.81%	0.84%
Gross expenses	0.87%	0.89%	0.81%	0.81%	0.84%
Portfolio turnover rate	133%	118%	119%	135%	134%

See Notes to Financial Highlights

CLASS B					CLASS C					CLASS Y

2007	2006	2005	2004	2003	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003
—	—	—	—	12/22/93	—	—	—	—	9/30/99	—	—	—	—	11/29/93
$24.23	$24.13	$22.91	$21.50	$18.69	$23.67	$23.62	$22.51	$21.18	$18.44	$25.34	$25.01	$23.74	$22.24	$19.34

0.26	0.25	0.24	0.12	0.15	0.26	0.24	0.23	0.13	0.15	0.53	0.47	0.50	0.36	0.36
3.87	1.84	1.61	1.42	2.90	3.77	1.80	1.58	1.39	2.89	4.04	2.11	1.66	1.47	3.01
4.13	2.09	1.85	1.54	3.05	4.03	2.04	1.81	1.52	3.04	4.57	2.58	2.16	1.83	3.37

0.33	0.22	0.19	0.13	0.24	0.33	0.22	0.26	0.19	0.30	0.59	0.48	0.45	0.33	0.47
2.01	1.77	0.44	—	—	2.01	1.77	0.44	—	—	2.01	1.77	0.44	—	—
2.34	1.99	0.63	0.13	0.24	2.34	1.99	0.70	0.19	0.30	2.60	2.25	0.89	0.33	0.47

$26.02	$24.23	$24.13	$22.91	$21.50	$25.36	$23.67	$23.62	$22.51	$21.18	$27.31	$25.34	$25.01	$23.74	$22.24

18.15%	9.18%	8.13%	7.15%	16.45%	18.16%	9.18%	8.12%	7.14%	16.62%	19.31%	11.03%	9.20%	8.22%	17.65%

$13,980	$14,942	$17,746	$20,077	$17,297	$14,462	$12,759	$15,975	$15,743	$5,355	$5,670	$3,161	$94,317	$107,340	$103,532

1.07%	1.04%	0.99%	0.53%	0.75%	1.07%	1.04%	0.99%	0.57%	0.74%	2.07%	1.82%	2.01%	1.52%	1.75%
1.62%	1.64%	1.55%	1.56%	1.59%	1.62%	1.64%	1.55%	1.55%	1.58%	0.62%	0.56%	0.55%	0.56%	0.59%
1.62%	1.64%	1.56%	1.56%	1.59%	1.62%	1.64%	1.56%	1.56%	1.58%	0.62%	0.56%	0.56%	0.56%	0.59%
133%	118%	119%	135%	134%	133%	118%	119%	135%	134%	133%	118%	119%	135%	134%

See Notes to Financial Highlights

GE Funds

Prospectus

Financial Highlights

GE Money Market Fund

	Retail Class

Years ended September 30	2007	2006	2005	2004	2003
Inception date	—	—	—	—	2/23/93
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.05	0.04	0.02	0.01	0.01	(b)
Total income from investment operations	0.05	0.04	0.02	0.01	0.01
Less distributions from:
Net investment income	0.05	0.04	0.02	0.01	0.01
Total distributions	0.05	0.04	0.02	0.01	0.01

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

	5.09%	4.38%	2.36%	0.89%	0.96%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$265,440	$214,333	$214,638	$234,979	$269,533
Ratios to average net assets:
Net investment income	4.97%	4.29%	2.32%	0.85%	0.94%
Net expenses	0.39%	0.41%	0.40%	0.35%	0.41%
Gross expenses	0.39%	0.41%	0.40%	0.35%	0.41%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
*	The Fund recorded an accounting adjustment for $1,100 in 2003 which enhanced performance due to the small size of this share class. Absent this adjustment, the performance for the Class Y Shares would have been 3.80%. The Fund’s net realized and unrealized gains (losses) on investments and distributions from net investment income would have been (0.01) per share without this adjustment.

GE Funds

Prospectus

If you wish to know more

You will find additional information about the GE Funds in the following documents:

Annual/Semi-Annual Reports to Shareholders: These reports detail the Funds’ actual investments as of the report date. Reports include performance numbers and a discussion of market conditions and investment strategies that significantly affected Fund performance during the Funds’ last fiscal year.

Statement of Additional Information (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of the prospectus).

You may visit the Funds’ Internet Website (http://www.gefunds.com) or the SEC’s Internet Website (http://www.sec.gov) to view the Annual/Semi-Annual Reports, the SAI and other information about the GE Funds. Also, you can obtain copies of this information, after paying a duplicating fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov, or writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

GE Funds

You may obtain a free copy of the SAI or the Funds’ annual/semi-annual report and make shareholder inquiries by contacting:

GE Investment Distributors, Inc.

P.O. Box 7900

3001 Summer Street

Stamford, CT 06904

Telephone 1-800-242-0134

Website http://www.gefunds.com

Investment Adviser	GE Asset Management Incorporated P.O. Box 7900 3001 Summer Street Stamford, CT 06904

Transfer Agent	PFPC Inc. 101 Sabin Street Pawtucket, RI 02860

Custodian	State Street Bank and Trust Company One Lincoln Street Boston, MA 02111

Distributor	GE Investment Distributors, Inc. Member FINRA/SIPC

Investment Company Act file number: 811-7142

GEF-PRO-1 (01/08)